UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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EVOLENT HEALTH, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2023 PROXY STATEMENT

AND

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

Thursday, June 8, 2023

10:00 a.m., Eastern Time

Dear Fellow Stockholders,

At Evolent, we remain committed to our mission of helping to improve the quality and reduce the cost of healthcare to improve the nation’s health. We completed 2022 in a strong position, having executed on our strategic priorities over the course of the year. Today, we are proud to have served and contracted with more than 20 million patients across the United States to deliver this higher quality, lower cost care. By focusing on our mission, we delivered strong financial results in 2022 while also making progress on Evolent’s long-term core operating priorities: strong organic growth, expanding margins, and optimal capital allocation.

From an organic growth perspective, we continued to drive revenue through renewals and cross-selling opportunities with existing customers, while also adding new partners. We finished 2022 having signed 13 new operating partnerships, nearly doubling our annual target. At the same time, we grew Adjusted EBITDA, with strong profitability margins and cash flow generation.

We continued to deploy capital strategically and with discipline: announcing in 2022 two important transactions designed to grow our business and accelerate our value-based specialty care leadership. We announced the acquisition of NIA and an expanding relationship with Centene, which will help diversify our revenue base and also increase cross-sell opportunities. We also announced and closed the acquisition of IPG, which builds on the breadth and depth of our service offerings.

While we executed over the last year on a strategic and operational front, we sought to continue building our dialogue with our investors to update them on our progress. I joined our leadership team in meeting with many of our largest investors over the last 12 months to hear their feedback on our strategy & performance, corporate governance, executive compensation and approaches to sustainability. Perspectives we gathered from these conversations were shared with the full Board and continue to serve as critical input in our decision-making processes.

One particular topic we discussed with our investors is the continuing evolution of our Board’s composition. As part of those conversations, we discussed the Board’s ongoing refreshment processes. The Board’s refreshment is highlighted in this proxy statement as we welcome Richard Jelinek as a new nominee for election to our Board this year. We believe Rick will contribute valuable expertise to the Board as a leader in the healthcare industry and we look forward to his fresh perspectives on Evolent’s oversight.

At the same time, we also want to extend our deep appreciation to two directors who are departing the Board this year: Frank J. Williams, former Chairman and CEO and Evolent co-founder, and David M. Farner. Both Frank and David have been outstanding partners to all of us on Evolent’s Board. On behalf of all Evolent directors, I want to thank them for their dedication to Evolent over many years.

No stockholder letter would be complete without recognizing that underpinning Evolent’s success is an exceptionally talented team of approximately 4,000 employees and a deep executive leadership bench. Their efforts continue to drive our mission and strong operating and financial performance. We’re very proud of the efforts of Evolenteers, and as a company we will continue to focus on creating an environment whereby they and the company will succeed together.

As always, thank you for your continued interest, investment and support of Evolent.

Sincerely,

Cheryl Scott

Chair of the Board of Directors

Evolent Health, Inc.

EVOLENT HEALTH, INC. 800 N. Glebe Road, Suite 500 Arlington, VA 22203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on June 8, 2023

Date & Time: Thursday, June 8, 2023, 10:00 a.m., Eastern Time	Virtual Information: https://web.lumiagm.com/209916247 password: evolent2023	Record Date: April 14, 2023

Dear Stockholder:

You are invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Evolent Health, Inc. (the “Company”), a Delaware corporation, which will be held on Thursday, June 8, 2023, at 10:00 a.m., Eastern Time. The Annual Meeting will be held for the following purposes:

1.	To elect nine director nominees named in the proxy statement to serve on our Board of Directors;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve the compensation of our named executive officers for 2022 on an advisory basis; and

4. To approve an amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan.

In addition, stockholders may be asked to consider and vote upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Stockholders will be able to attend, vote and submit questions (for a portion of the meeting) from any location via the Internet at https://web.lumiagm.com/209916247. The password for the Annual Meeting is evolent2023. To participate (e.g., submit questions and/or vote), you will need the control number provided on your proxy card, voting instruction form or notice.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

Our Board of Directors has fixed the close of business on April 14, 2023, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

We make proxy materials available to our stockholders on the Internet. You can access proxy materials at http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx. You also may authorize your proxy via the Internet by following the instructions on that website. In order to authorize your proxy via the Internet you must have the stockholder identification number that appears on the enclosed proxy card.

By Order of our Board of Directors,

Jonathan D. Weinberg

General Counsel and Secretary

Arlington, VA

April 28, 2023

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 8, 2023

This proxy statement and our 2022 Form 10-K are available at

http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx

You may request and receive a paper or email copy of our proxy materials relating to the Annual Meeting and any future stockholder meetings free of charge by emailing proxymaterials@evolenthealth.com, calling 1-844-246-2928, or visiting http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx

EVOLENT HEALTH, INC. 800 N. Glebe Road, Suite 500 Arlington, VA 22203

PROXY STATEMENT

FOR OUR 2023 ANNUAL MEETING

OF STOCKHOLDERS

to be held on June 8, 2023

These proxy materials are being made available in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Evolent Health, Inc., a Delaware corporation, for use at our 2023 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, June 8, 2023, at 10:00 a.m., Eastern Time, in a virtual meeting format only, via the Internet at https://web.lumiagm.com/209916247 (password “evolent2023”) or at any postponement or adjournment of the Annual Meeting. There is no physical location for the Annual Meeting. Stockholders will be able to view the Rules of Conduct for the Meeting at http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx, and submit questions, at https://web.lumiagm.com/209916247 (password “evolent2023”) on the day of the meeting, through the conclusion of the question and answer session that follows.

Distribution of this proxy statement and a proxy card to stockholders is scheduled to begin on or about April 28, 2023, which is also the date by which these materials will be posted. We encourage stockholder participation in the Annual Meeting, which we have designed to promote stockholder engagement. Stockholders will be permitted to ask questions on the ballot items during the meeting, and on other subjects in a question and answer session that will begin at the conclusion of the meeting. You will also be able to listen to the proceedings and cast your vote online.

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our Annual Report for the fiscal year ended December 31, 2022 (the “Annual Report”) available to our stockholders electronically via the Internet at http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx. On or about April 28, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), containing instructions on how to access this proxy statement and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them pursuant to the instructions provided in the Internet Notice. The Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement.

References in this proxy statement to “we,” “us,” “our,” “ours,” and the “Company” refer to Evolent Health, Inc., unless the context otherwise requires.

Evolent Health, Inc. Proxy Statement 2023	1

PROXY STATEMENT HIGHLIGHTS

This summary highlights selected information in this proxy statement — please review the entire document before voting.

Annual Meeting Information

•	Thursday, June 8, 2023, at 10:00 a.m., Eastern Time.

•	Via a live audio-only webcast at https://web.lumiagm.com/209916247 (password “evolent2023”). There is no physical location for the Annual Meeting.

•	The record date is April 14, 2023.

All of our Annual Meeting materials are available in one place at http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx. There, you can download electronic copies of our Annual Report and proxy statement.

Voting Items	Recommendation
Item 1
Election of directors	Our nine director nominees bring a valuable mix of skills and qualifications to our Board of Directors	✔	FOR 5 - 11

Item 2
Ratify the appointment of the Company’s independent registered public accounting firm for 2023	Based on its recent evaluation, our Audit Committee believes that the retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders	✔	FOR 12 - 13

Item 3
Say on pay—an advisory vote on the approval of the Company’s executive compensation	Our executive compensation program reflects our commitment to paying for performance and reflects feedback received from stockholder outreach	✔	FOR 59

Item 4
Approve the proposed Amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan	Our Board has determined it is in the best interests of the Company and our stockholders to increase the number of shares available for future awards	✔	FOR 63-71

2022 Performance Highlights

Below are selected highlights of our financial and operational performance in 2022:

Revenue	Total Lives on Platform(1)	Adjusted EBITDA(2)
$1,352 million	20.6 million	$106.3 million

(1)	As of December 31, 2022. See Appendix A for the definition of Total Lives on Platform.

(2)

Non-GAAP measure, see Appendix A for definition and reconciliation to net loss attributable to common shareholders of Evolent Health, Inc. Net loss attributable to common shareholders of Evolent Health, Inc. was $19.2 million for the year ended December 31, 2022.

2	Evolent Health, Inc. Proxy Statement 2023

Proxy Statement Highlights

Governance Evolution

We are committed to establishing and maintaining strong corporate governance practices that reflect high standards of ethics and integrity and promote long-term stockholder value. Since the beginning of 2020, the Board has continued to evolve our governance practices and has directly incorporated feedback from our stockholders into the decision-making process. Feedback from our investors was shared with our full Board and directly informed implementation of the following key governance enhancements over the past two years:

Removal of remaining supermajority vote requirements for charter and by-law amendments;

Transitioned to a fully declassified Board;

Progress on workforce diversity and inclusion goals, including formalization of a Head of Diversity and Inclusion who focuses on Diversity, Inclusion and Corporate Responsibility; and

Independent Board Chair with delineated duties.

Board Leadership

In August 2020, as part of the Company’s CEO succession planning process, the Board created a new leadership structure with a new Executive Chair, a continuing strong Lead Independent Director, a new separate Chief Executive Officer and continuing strong independent committee chairs. After careful consideration, the Board determined at that time that having separate CEO and Chair roles, with Mr. Blackley serving as CEO and Mr. Williams serving as Executive Chair, would be in the best interests of the Company and its stockholders. Mr. Williams transitioned into the role of non-executive Chair in January 2022 and, as part of the Board’s long-term, deliberate approach to leadership succession planning, our former Lead Independent Director, Cheryl Scott, assumed the role of independent Board Chair in June 2022. Mr. Williams will not be standing for re-election at the Annual Meeting.

2022 Compensation Program Highlights

Our executive compensation program is designed to enable high performance and generate results that will create value for our stockholders. We structure compensation to pay for performance, reward our executives with equity in the Company in order to align their interests with the interests of our stockholders and allow our executives to share in our stockholders’ success, which we believe continues to drive a performance culture, sustains morale and attracts, motivates and retains top executive talent.

Compensation Mix (1)

CEO: Target Pay	Other NEOs: Target Pay

(1)

Consists of 2022 base salary rate (as reported in the Salary column of the Summary Compensation Table), 2022 target annual incentive opportunity, long-term incentive awards granted in 2022 (as reported in the Stock Awards column of the Summary Compensation Table) and other compensation (as reported in the All Other Compensation column of the Summary Compensation Table).

Evolent Health, Inc. Proxy Statement 2023	3

Proxy Statement Highlights

The primary elements of our fiscal year 2022 executive compensation program are base salary, annual bonuses, equity incentive awards and employee benefits. Our Board’s Compensation Committee (the “Compensation Committee”) reviews and approves our executive compensation program, and maintains the discretion to adjust awards and amounts paid to our executive officers as it deems appropriate. We believe our named executive officers (“NEOs”) are compensated in a manner consistent with our strategy, evolving compensation best practices and alignment with stockholders’ interests.

Below is a more detailed summary of evolving best practices that we have implemented with respect to the compensation of our NEOs because we believe they support our compensation philosophy and are in the best interests of our Company and our stockholders.

What We Do	What We Don’t Do

  Strong emphasis on performance-based compensation, with a significant portion of NEO compensation tied to objective Company performance measures

  Mix of compensation that emphasizes both short-term and long-term incentives

  PSU Grants that may be earned based on aggressive cumulative Adjusted EBITDA and revenue growth targets to better align our pay with our Company’s sustained financial and operating performance and stockholders’ interests

  Significant stock ownership and holding restrictions for NEOs

  Market-aligned change in control and severance agreements for certain executives, with double trigger change in control acceleration provisions

  Benchmarking against a thoughtfully assembled and representative peer group

  Acceleration of equity in connection with a termination of employment conditioned upon a release of claims and compliance with restrictive covenants

  Compensation decisions for NEOs made by an independent compensation committee advised by an independent compensation consultant

  Annual compensation program risk assessment

  Annual say-on-pay vote

  At-will employment for NEOs

   No incentives that encourage excessive risk-taking

   No guaranteed incentive awards for executives

   No excise or other tax gross ups on change in control payments

   No perquisites for NEOs other than benefits generally available to our other employees

   No hedging, pledging or short sales of Company stock

   No “single-trigger” change in control acceleration of equity awards

   No dividend equivalent rights on unvested restricted stock units or options

   No supermajority voting rights

4	Evolent Health, Inc. Proxy Statement 2023

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board currently consists of ten members with terms expiring at the Annual Meeting. Frank Williams and David Farner will not stand for re-election at the Annual Meeting. We would like to take this opportunity to thank Mr. Williams and Mr. Farner for their service.

On June 10, 2021, we amended our Second Amended and Restated Certificate of Incorporation to phase out the classified Board so that the Board would be fully declassified over a two-year period. As of the Annual Meeting, our Board will be fully declassified, with each director elected for a one-year term.

Upon unanimous recommendation by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board proposes that the following nominees, Craig Barbarosh, Seth Blackley, M. Bridget Duffy MD, Peter Grua, Diane Holder, Richard Jelinek, Kim Keck, Cheryl Scott and Tunde Sotunde, MD, be elected for new one-year terms and until their successors are duly elected and qualified. All of the nominees, other than Mr. Jelinek are current directors standing for re-election. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxy holders will vote for the substitute nominee designated by the Board. There is no limit on the number of terms a director may serve on our Board.

Pursuant to the stockholders agreement we entered into with certain stockholders at the time of our initial public offering, for so long as University of Pittsburgh Medical Center (“UPMC”) owned at least 40% of the shares of common stock held by it upon the completion of our initial public offering, UPMC was entitled to nominate two directors to serve on our Board. Once UPMC owned less than 40% but at least 5% of the shares of common stock held by it upon the completion of our initial public offering, UPMC was entitled to nominate one director to serve on our Board. As of the date of this proxy statement, UPMC owns less than 40% but at least 5% of the shares of our common stock it held upon the completion of our initial public offering. Pursuant to these provisions, UPMC has designated Diane Holder as a nominee for director to be elected at the Annual Meeting.

Evolent Health, Inc. Proxy Statement 2023	5

Proposal 1: Election of Directors

Director/Nominee Skills Matrix

Director/Nominee	Risk Oversight/ Management Experience	Healthcare Industry Experience	Financial Expertise/ Literacy	Executive Experience	Technology Expertise	ESG Expertise	Government/ Regulatory/ Public Policy Expertise
Craig Barbarosh
Seth Blackley
M. Bridget Duffy, MD
David Farner*
Peter Grua
Diane Holder
Richard Jelinek**
Kim Keck
Cheryl Scott
Tunde Sotunde, MD
Frank Williams*

*	Not standing for election at the Annual Meeting
**	Mr. Jelinek is a new director nominee standing for election to our Board at the Annual Meeting

6	Evolent Health, Inc. Proxy Statement 2023

Proposal 1: Election of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NINE DIRECTOR NOMINEES NAMED BELOW.

Directors Standing for Election

Independent Director

Former Partner Katten Muchin Rosenman LLP

Director Since

December 2020

Other Public Boards

Landec Corporation

Nextgen Healthcare, Inc.

Sabra Health Care REIT, Inc.

Evolent Board Committees

•  Compensation, Strategy

Craig Barbarosh, Age 55
Craig Barbarosh served as a partner at the law firm of Katten Muchin Rosenman LLP from 2012 to January 2023. From 1999 until joining Katten, Mr. Barbarosh was a partner at another international law firm. Mr. Barbarosh currently serves as the Chairman of the Board of Directors for the Landec Corporation and has been an independent director there since October 2020. Mr. Barbarosh is also currently the Vice Chairman of the Board of Directors, Chairman of the Compensation Committee and a member of the Nominating and Governance Committee for Nextgen Healthcare, Inc., a board he has served on since 2009. He is also currently the Chair of the Audit Committee and a member of the Compensation Committee for Sabra Health Care REIT, Inc. He previously served as an independent director on the Boards of Directors of Aratana Therapeutics, Inc., BioPharmX, Inc. and Bazaarvoice, Inc. Mr. Barbarosh also served as the independent board observer for Payless Holdings, LLC and as an independent director for Ruby TuesdayInc. He holds his J.D. (with honors) from the University of the Pacific, McGeorge School of Law and earned his B.A. in Business Economics from the University of California at Santa Barbara.

Qualifications:

We believe that Mr. Barbarosh is qualified to serve on our Board because of his healthcare industry knowledge and experience as a business leader and public company board member.

Skills:

Non-Independent Director Chief Executive Officer. Evolent Health, Inc. Director Since April 2018 Other Public Boards None Evolent Board Committees None	Seth Blackley, Age 44
Seth Blackley, our co-founder, has served as our Chief Executive Officer since October 2020, and served as our President from August 2011 until his promotion. Prior to co-founding the Company, Mr. Blackley was the Executive Director of Corporate Development and Strategic Planning at The Advisory Board from June 2007 to August 2011. From 2014 to 2016, Mr. Blackley served on the board of directors of Advanced Practice Strategies. Mr. Blackley began his career as an analyst in the Washington, D.C. office of McKinsey & Company. Mr. Blackley holds a Bachelor of Arts degree in business from The University of North Carolina at Chapel Hill, and a Master of Business Administration from Harvard Business School.

Qualifications:

We believe that Mr. Blackley is qualified to serve on our Board because of his extensive experience in finance, strategy and operations, especially in the field of healthcare, and his extensive knowledge in all aspects of our business.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

Evolent Health, Inc. Proxy Statement 2023	7

Proposal 1: Election of Directors

Independent Director

Former Chief Medical Officer,

Vocera, now part of Stryker

Director Since

September 2017

Other Public Boards

None

Evolent Board Committees

•  Compliance and Regulatory Affairs, Nominating and Corporate Governance

M. Bridget Duffy, MD, Age 64

M. Bridget Duffy, MD served as the Chief Medical Officer at Vocera, now part of Stryker, from January 2013 to May 2022. Prior to her appointment at Vocera, Dr. Duffy co-founded and served as Chief Executive Officer of ExperiaHealth from November 2010 to December 2012. Dr. Duffy also served as the Chief Experience Officer at the Cleveland Clinic. Dr. Duffy holds a Bachelor of Science degree from the University of Minnesota and received her doctorate in medicine from the University of Minnesota. She completed her residency in internal medicine at Abbott Northwestern Hospital in Minneapolis, Minnesota.

Qualifications: We believe Dr. Duffy is qualified to serve on our Board because of her extensive experience in healthcare, including as Chief Medical Officer of Vocera. Skills:

Independent Director Managing Partner, HLM Venture Partners Director Since January 2020 Other Public Boards None Evolent Board Committees • Compensation, Strategy	Peter Grua, Age 68
	Peter Grua is currently a Managing Partner at HLM Venture Partners (“HLM”), a venture capital investment firm, where his investment activities focus on health services, medical technologies and healthcare information technologies. Prior to joining HLM, Mr. Grua was a Managing Director at Alex Brown & Sons, an investment banking firm, where he directed research in healthcare services and managed care. Mr. Grua was previously a director at The Advisory Board Company and Welltower Inc. (formerly Health Care REIT, Inc.), and currently serves as a director at numerous companies including Innovacare Health, Inc., MeQuilibrium, Oceans Healthcare LLC, Ampersand Health, LLC, OnShift, Inc. and Linkwell Health, Inc. Mr. Grua holds a bachelor’s degree from Bowdoin College and a master’s degree in business administration from the Columbia University Graduate School of Business.	Qualifications: We believe Mr. Grua is qualified to serve on our Board because of his extensive industry experience, including as an investment professional. Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

8	Evolent Health, Inc. Proxy Statement 2023

Proposal 1: Election of Directors

Independent Director EVP, UPMC Director Since August 2011 Other Public Boards None Evolent Board Committees • Audit, Compliance and Regulatory Affairs, Strategy	Diane Holder, Age 73
Diane Holder has served as an Executive Vice President of UPMC since 2007, President of the UPMC Insurance Services Division and President and CEO of UPMC Health Plan since 2004. In 2023, Ms. Holder expanded her scope at UPMC and holds an additional title of President Community and Ambulatory Services Division, focused on integrating clinical delivery and financing strategies. She holds a Bachelor of Arts in psychology from the University of Michigan and a Master of Science in social work from Columbia University.

Qualifications:

We believe that Ms. Holder is qualified to serve on our Board because of her extensive career in healthcare, including as CEO of UPMC Health Plan, part of UPMC, a large integrated health delivery system.

Skills:

Independent Director

Former Executive Vice President, CVS Enterprise Modernization

Director Since

New Nominee

Other Public Boards

Altimar Acquisition Corp. III

Evolent Board Committees

•  Compliance and Regulatory Affairs, Strategy

* Subject to election as a director

Richard Jelinek, Age 58

Richard Jelinek has served as Managing Partner at Czech One Capital Partners since May 2020. From November 2018 to May 2020, Mr. Jelinek previously served as Executive Vice President of CVS Health. Previously, Mr. Jelinek was Executive Vice President at Aetna from November 2015 to November 2018. Mr. Jelinek serves on the Board of Directors of Altimar Acquisition Corp. III. He received a B.A. in Business Administration from the University of Southern California and an MBA and MHSA from the University of Michigan.

Qualifications:

We believe that Mr. Jelinek is qualified to serve on our Board because of his extensive experience in the healthcare industry, particularly within the health insurance payer community and as a private equity investor in the healthcare space.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

Evolent Health, Inc. Proxy Statement 2023	9

Proposal 1: Election of Directors

Independent Director

President and Chief Executive Officer, Blue Cross Blue Shield Association

Director Since

January 2021

Other Public Boards

Oak Street Health, Inc.

Evolent Board Committees

•  Audit, Nominating and Corporate Governance

Kim Keck, Age 59

Kim Keck has served as the President and CEO of Blue Cross Blue Shield Association since January 2021. From June 2016 to December 2020, Ms. Keck previously served as the President and Chief Executive Officer of Blue Cross Blue Shield of Rhode Island. Previously, Ms. Keck held several leadership roles at Aetna from 2001 to 2016, including Senior Vice President from 2010 to 2016. Ms. Keck serves on the Board of Directors of Oak Street Health and the Blue Cross Blue Shield Association. She received a B.A. in Mathematics from Boston College and an MBA in Finance from the University of Connecticut and is a Chartered Financial Analyst.

Qualifications:

We believe that Ms. Keck is qualified to serve on our Board because of her extensive experience in the healthcare industry, particularly within the health insurance payer community.

Skills:

Board Chair, Evolent Health, Inc.

Main Principal, McClintock Scott Group

Director Since

November 2015

Board Chair Since

June 2022

Other Public Boards

Progyny, Inc.

Evolent Board Committees

•  Audit, Compensation, Nominating and Corporate Governance,

Cheryl Scott, Age 73

Cheryl Scott has served as the Main Principal of the McClintock Scott Group since July 2017. From June 2006 to July 2017, Ms. Scott served as Senior Advisor to the Bill & Melinda Gates Foundation. Before joining the foundation, Ms. Scott served for eight years as President and Chief Executive Officer of Group Health Cooperative. She previously served as that organization’s Executive Vice President and Chief Operating Officer. Ms. Scott currently serves on a variety of private and not-for-profit boards. She serves on the Board of Directors of Progyny, Inc., and was a member of the board of directors of Recreational Equipment Incorporated (REI) from 2005 to 2017. Ms. Scott received her bachelor’s degree in communications and master’s degree in health management from the University of Washington.

Qualifications:

We believe that Ms. Scott is qualified to serve on our Board because of her extensive career in healthcare, leadership and corporate governance, including as the Chief Executive Officer of Group Health Cooperative.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

10	Evolent Health, Inc. Proxy Statement 2023

Proposal 1: Election of Directors

Independent Director

President and Chief Executive Officer, Blue Cross Blue Shield of North Carolina

Director Since

October 2021

Other Public Boards

None

Evolent Board Committees

•  Compliance and Regulatory Affairs

Tunde Sotunde, MD, Age 57
Tunde Sotunde, MD has served on our Board since October 2021. Since June 2020, Dr. Sotunde has served as the President and Chief Executive Officer of Blue Cross Blue Shield of North Carolina. Dr. Sotunde has held leadership roles as a physician, educator and health plan executive, building an accomplished record of implementing innovative healthcare delivery models and improving quality of care. Prior to joining Blue Cross Blue Shield of North Carolina, from 2013 to 2020 he served in various roles at Anthem, including as the president overseeing Anthem’s Medicaid and related state government business across 23 states and the District of Columbia from 2018 to 2020. A pediatrician, he has served in chief medical officer and other leadership roles in payer and provider organizations at key divisions of Cigna, UnitedHealthcare and The Little Clinic (acquired by The Kroger Co. in 2010). Dr. Sotunde is a graduate of University of Ibadan College of Medicine in Nigeria and Howard University’s Hospital Residency Program in Pediatrics. He completed his Executive MBA at the University of Memphis and completed a Health Care Management Executive course at the Wharton School of Business.

Qualifications:

We believe that Dr. Sotunde is qualified to serve on our Board because of his extensive career in healthcare, including as President and CEO of Blue Cross Blue Shield of North Carolina.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

Evolent Health, Inc. Proxy Statement 2023	11

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (“Audit Committee”) has appointed the accounting firm of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2022 and its internal control over financial reporting as of December 31, 2022.

Stockholder ratification of the appointment of Deloitte is not required by law, the New York Stock Exchange (“NYSE”) or the Company’s organizational documents. However, as a matter of good corporate governance, the Board has elected to submit the appointment of Deloitte to the stockholders for ratification at the Annual Meeting. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If stockholders do not ratify the appointment of Deloitte, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its selection of an independent registered public accounting firm. Deloitte is considered by our management to be well-qualified. Deloitte has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of our subsidiaries in any capacity.

A representative of Deloitte will be present at the Annual Meeting, will be given the opportunity to make a statement at the Annual Meeting if he or she so desires and will be available to respond to appropriate questions.

A majority of all of the votes cast at the Annual Meeting at which a quorum is present in person (by virtual attendance) or represented by proxy is required for the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2023. We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions will have no effect on this proposal. Because the ratification of the appointment of the independent auditor is considered a “routine” matter, there will be no broker non-votes with respect to this proposal.

Fee Disclosure

The following is a summary of the fees billed to us by Deloitte for professional services rendered for the fiscal years ended December 31, 2022 and 2021.

	2022	2021

Audit Fees	$1,980,025	$1,804,750

Audit-Related Fees	1,936,494	446,742

Tax Fees	160,180	372,177

All Other Fees	—	—

Total	$4,076,699	$2,623,669

Audit Fees

“Audit Fees” include fees associated with professional services rendered for the audit of the financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements. For example, audit fees include fees for professional services rendered in connection with quarterly and annual reports, the issuance of consents by Deloitte to be named in our

12	Evolent Health, Inc. Proxy Statement 2023

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

registration statements and to the use of their audit report in the registration statements and the issuance of an attestation of management’s report on internal control over financial reporting.

Audit-Related Fees

“Audit-Related Fees” refers to fees for assurance services in connection with our securities offerings, as well as related services associated with transactions and proposed transactions (including acquisitions and securities offerings) and permissible internal control services for the SOC 2 reports and management assertion.

Tax Fees

“Tax Fees” refers to fees and related expenses for professional services for tax compliance, tax advice and tax planning.

All Other Fees

“All Other Fees” refers to fees and related expenses for products and services other than services described above, including fees to the independent registered public accounting firm or its affiliates for annual subscriptions to online accounting and tax research software applications and data.

Our Audit Committee considered whether the provision by Deloitte of any services that would be required to be described under “All Other Fees” would have been compatible with maintaining Deloitte’s independence from both management and the Company.

Pre-Approval Policies and Procedures of our Audit Committee

Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee is directly responsible for the appointment, compensation, retention, removal and oversight of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. Our Audit Committee must pre-approve all audit, non-audit and any other services to be provided by the independent registered public accounting firm. All of the fees billed by Deloitte for the professional services rendered for us for the fiscal years ended December 31, 2022 and 2021, were pre-approved by our Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Evolent Health, Inc. Proxy Statement 2023	13

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”), that might incorporate this proxy statement or future filing with the SEC, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements, expressing an opinion as to their conformity with accounting principles generally accepted in the United States and auditing management’s assessment of the effectiveness of internal control over financial reporting.

The undersigned members of the Audit Committee of the Board of Directors of Evolent Health, Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2022 as follows:

1.

the Audit Committee has reviewed and discussed with management the audited financial statements and internal control over financial reporting of Evolent Health, Inc. for the fiscal year ended December 31, 2022;

2.

the Audit Committee has discussed with representatives of Deloitte the matters required to be discussed with them pursuant to Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board; and

3.

the Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of Evolent Health, Inc. be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Submitted by the Audit Committee

Kim Keck (Chair)

Cheryl Scott

Tunde Sotunde, MD

14	Evolent Health, Inc. Proxy Statement 2023

CORPORATE GOVERNANCE AND BOARD STRUCTURE

Corporate Governance Highlights

The Board continues to evaluate the Company’s corporate governance policies and practices to ensure that the right mix of directors are represented in our boardroom to best serve our stockholders by ensuring effective oversight of our strategy and management.

Board Composition	Board Performance

• Formal policy to ensure that Evolent considers diverse candidates for Board and CEO succession

• Independent Board Chair with delineated duties

• All NYSE-required Board committees consist solely of independent members

• Independent committee chairs

• Executive sessions of independent directors at each meeting

• Board and committees may engage outside advisers independently of management

• Oversight of key human capital issues, including diversity and inclusion and executive succession planning

• Annual Board, committee and director evaluations

• Commitment to continuing director education

• Oversight of key risk areas and certain aspects of risk management efforts

Policies, Programs and Guidelines	Stockholder Rights

• Robust stock ownership guidelines for executives and directors

• Compensation clawback policy

• Comprehensive Code of Conduct and Business Ethics

• Prohibition on hedging and pledging for any officers or directors

• Transitioned to a fully declassified Board

• No supermajority vote requirements

• Market standard proxy access by-law

• Directors elected by majority voting except in contested elections

• No stockholder rights plan or “poison pill”

We are committed to operating our business under strong and accountable corporate governance practices. Our committee charters, code of business conduct and ethics and corporate governance guidelines are available on the Investor Relations page on our website at www.evolenthealth.com. Any stockholder also may request them in print, without charge, by contacting our Secretary at Evolent Health, Inc., 800 N. Glebe Road, Suite 500, Arlington, VA 22203.

Evolent Health, Inc. Proxy Statement 2023	15

Corporate Governance and Board Structure

Stockholder Engagement

Our Board recognizes the importance of regular, two-way dialogue with our investors. Feedback from Evolent’s stockholders is integral to the Board’s decision-making process. In 2022 and early 2023, we contacted stockholders representing approximately 37% of Evolent’s outstanding shares of common stock at the time of outreach to conduct engagement. We met with stockholders representing approximately 15% of outstanding shares of common stock. Board members participated in select engagements, which allows for a direct line of communication with our Board.

In these conversations with stockholders, we discussed Evolent’s strategy & performance, Board of Directors, corporate governance, executive compensation, and ESG practices, including our human capital management initiatives.

During these discussions, our Board and management team gained valuable perspective from our investors on these topics. This feedback from our investors was shared with our full Board and directly informed our continued Board refreshment over the past year, including the addition of a new director nominee up for election at our Annual Meeting, Richard Jelinek. Other key governance enhancements informed by investor feedback in recent years include:

Robust stock ownership guidelines for our executive officers and directors

Formal policies to ensure that Evolent considers diverse candidates when conducting Board and CEO succession planning

Removal of remaining supermajority vote requirements for charter and by-law amendments

Transitioned to fully declassified Board

Market-standard proxy access by-law

Progress on workforce diversity and inclusion goals, including formalization of a Head of Diversity and Inclusion who focuses on Diversity, Inclusion and Corporate Responsibility

Independent Board Chair with delineated duties

This stockholder outreach is incremental to, and often interlaced with, Evolent’s normal-course Investor Relations program in which we engage with stockholders, typically comprising a large majority of our shares of common stock, during road shows and conferences.

We value each conversation we have with our investors as we continue to enhance our practices related to corporate governance, executive compensation and ESG. We look forward to facilitating ongoing dialogue with our investors in 2023 and beyond.

Board Leadership Structure

As part of our ongoing commitment to strong and accountable corporate governance practices, the Nominating and Corporate Governance Committee regularly reviews the leadership structure of the Board, taking into account the Company and its needs, market practices, board skills and experiences, investor feedback and corporate governance perspectives, among other things. The Board believes it is in the best interests of the Company and its stockholders for the Board to have flexibility in determining the Board leadership structure of the Company based on these factors.

In August 2020, as part of the Company’s CEO succession planning process, the Board created a new leadership structure with a new Executive Chair, a continuing strong Lead Independent Director, a new separate Chief Executive Officer and continuing strong independent committee chairs. After careful consideration, the Board determined at that time that having separate CEO and Chair roles with Mr. Blackley serving as CEO and Mr. Williams serving as Executive Chair, would be in the best interests of the Company and its stockholders. In January 2022, Mr. Williams transitioned into the role of non-executive Chair, and as part of the Board’s long-term, deliberate approach to leadership succession planning, our former Lead Independent Director, Cheryl Scott, assumed the role of Independent Board Chair in June 2022. Mr. Williams will not be standing for re-election at the Annual Meeting.

The Board believes that having a strong independent Chair and independent committee chairs provides an effective balance between strong company leadership and independent oversight. The Board is committed to continuously evaluating this structure to ensure that it promotes effective governance.

16	Evolent Health, Inc. Proxy Statement 2023

Corporate Governance and Board Structure

Board of Directors Meetings and Committees

The Board met ten times during 2022. Each incumbent member of the Board attended 75% or more of the meetings of the Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member, respectively. We do not have a policy on director attendance at our Annual Meeting. Mr. Williams, Mr. Blackley and Ms. Scott attended our 2022 annual meeting of stockholders.

Committees of our Board include the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Compliance and Regulatory Affairs Committee and the Strategy Committee. Mr. Jelinek is expected to serve on the Strategy Committee and the Compliance and Regulatory Affairs Committee, if elected. Additionally, following the Annual Meeting, Ms. Holder will become a member of the Audit Committee and Dr. Sotunde will cease to be a member of the Audit Committee. The principal functions of each of these committees are briefly described below. The Company’s Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Compliance and Regulatory Affairs Committee and Strategy Committee are fully independent under the applicable NYSE listing standards and rules of the SEC. The current charters for each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Compliance and Regulatory Affairs Committee are available on the Investor Relations page on our website at www.evolenthealth.com.

Director/Nominee	Audit	Compensation	Nominating and Corporate Governance	Compliance and Regulatory Affairs	Strategy

Craig Barbarosh		X			X*(1)

Seth Blackley

M. Bridget Duffy, MD			X*	X

Peter Grua		X*			X*(1)

Diane Holder				X*	X

Kim Keck	X*		X

Cheryl Scott†	X	X	X		X

Tunde Sotunde, MD	X			X

x	= Current Committee Member
*	= Chair
†	= Independent Chair
(1)	Messrs. Barbarosh and Grua serve as Co-Chairs of the Strategy Committee.

Evolent Health, Inc. Proxy Statement 2023	17

Corporate Governance and Board Structure

Audit Committee

Members:

Kim Keck (Chair)

Cheryl Scott

Tunde Sotunde, MD

Meetings in 2022: Four

The Board has determined that Kim Keck qualifies as an “audit committee financial expert”, as such term is defined in the rules of the SEC, and that Kim Keck, Cheryl Scott and Tunde Sotunde, MD meet the standards of independence required by SEC rules and NYSE listing standards applicable to members of audit committees; the Company’s Audit Committee is fully independent.

The Audit Committee’s responsibilities:

•  Oversees the quality and integrity of our financial statements and accounting practices;

•  Selects and appoints an independent registered public accounting firm, such appointment to be ratified by stockholders at our Annual Meeting;

•  Pre-approves all services to be provided to us by our independent registered public accounting firm;

•  Reviews and evaluates the qualification, performance, fees and independence of our registered public accounting firm;

•  Reviews with our independent registered public accounting firm and our management the plan and scope of the accounting firm’s proposed annual financial audit and quarterly review, including the procedures to be utilized;

•  Reviews with our independent registered public accounting firm and our management the accounting firm’s significant findings and recommendations upon the completion of the annual financial audit and quarterly reviews;

•  Oversees our internal audit function;

•  Reviews our annual and interim financial statements, the report of our independent registered public accounting firm on our annual financial statements, Management’s Report on Internal Control over Financial Reporting and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our periodic reports and other filings with the SEC;

•  Meets with our independent registered public accounting firm and our management regarding our internal controls, critical accounting policies and practices and other matters;

•  Discusses earnings releases and reports to rating agencies with our management;

•  Assists our Board in the oversight of our financial structure, financial condition and capital strategy;

•  Administers our policy governing related party transactions; and

•  Oversees our compliance program, response to regulatory actions involving financial, accounting and internal control matters, internal controls and risk assessment policies.

18	Evolent Health, Inc. Proxy Statement 2023

Corporate Governance and Board Structure

Compensation Committee

Members:

Peter Grua (Chair)

Craig Barbarosh

Cheryl Scott

Meetings in 2022: Eight

The Board has determined that all members of the Compensation Committee meet the standards of independence required by SEC rules and NYSE listing standards applicable to service on compensation committees; the Company’s Compensation Committee is fully independent.

The Compensation Committee’s responsibilities:

•  Sets and reviews our general policy regarding executive compensation;

•  Determines the compensation (including salary, bonus, equity-based grants and any other long-term cash compensation) of our chief executive officer and our other executive officers;

•  Oversees our disclosure regarding executive compensation;

•  Administers our executive bonus and equity-based incentive plans;

•  Reviews and makes recommendations to our Board with respect to non-employee director compensation; and

•  Assesses the independence of compensation consultants, legal counsel and other advisors to the Compensation Committee and hires, approves the fees and oversees the work of, and terminates the services of such advisors.

Except as prohibited by law, applicable regulations of the NYSE, our charter or our third amended and restated by-laws, the Compensation Committee may delegate its responsibilities to subcommittees or individuals.

Compensation Consultant

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee has directly engaged Exequity as its independent compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive compensation. All executive compensation services provided by Exequity were directed or approved by the Compensation Committee and Exequity reports directly to the Compensation Committee on this assignment. Exequity attended a portion of each of the Compensation Committee meetings during 2022. The Compensation Committee has concluded that no conflict of interest exists with Exequity with respect to the services it provided to the Compensation Committee during 2022. Exequity did not provide any services to the Company or its management other than services to the Compensation Committee and we do not currently expect Exequity to provide other services to the Company while serving as the Compensation Committee’s consultant.

In addition to Exequity, members of our human resources, legal and finance departments support the Compensation Committee in its work management by providing data, analysis and recommendations regarding the Company’s executive and director compensation practices and policies and individual pay recommendations.

Evolent Health, Inc. Proxy Statement 2023	19

Corporate Governance and Board Structure

Compensation Committee Interlocks and Insider Participation

Craig Barbarosh, Peter Grua and Cheryl Scott served on our Compensation Committee during 2022. None of the members of our Compensation Committee has at any time been an officer or employee of the Company. During 2022, none of our executive officers served as a member of the board of directors or a compensation committee of any entity for which a member of our Board or Compensation Committee served as an executive officer.

Nominating and Corporate Governance Committee

Members:

M. Bridget Duffy, MD (Chair)

Kim Keck

Cheryl Scott

Meetings in 2022: Four

The Board has determined that M. Bridget Duffy, MD, Kim Keck and Cheryl Scott meet the standards of independence required by SEC rules and NYSE listing standards; the Company’s Nominating and Corporate Governance Committee is fully independent.

The Nominating and Corporate Governance Committee’s responsibilities:

•  Oversees our corporate governance practices;

•  Reviews our charter, by-laws, committee charters, code of ethics and corporate governance guidelines, and provides recommendations to the Board regarding possible changes;

•  Evaluates the composition, size, leadership structure and governance of our Board and its committees and makes recommendations regarding the appointment of directors to our committees;

•  Considers stockholder nominees for election to our Board;

•  Evaluates and recommends candidates for election to our Board;

•  Oversees the CEO and management succession planning process;

•  Reviews the Company’s human resources policies and programs;

•  Leads the self-evaluation process of our Board and oversees the Board succession planning process;

•  Oversees the Company’s stockholder engagement program; and

•  Oversees and monitors general governance matters, including communications with stockholders and regulatory developments relating to corporate governance.

Compliance and Regulatory Affairs Committee

Members: Diane Holder (Chair) M. Bridget Duffy, MD Tunde Sotunde, MD Meetings in 2022: Three

The Compliance and Regulatory Affairs Committee’s responsibilities:

•  Assists our Board in carrying out its responsibilities relating to regulatory compliance and ethics;

•  Oversees our compliance program;

•  Reviews and recommends for approval our code of business conduct and ethics and other risk oversight documentation;

•  Oversees our response to regulatory actions, and data privacy and cybersecurity issues; and

•  Reviews corrective measures for issues reported by our partners, our employees and our vendors.

Strategy Committee

Members: Craig Barbarosh (Co-Chair) Peter Grua (Co-Chair) Diane Holder Cheryl Scott Meetings in 2022: Seven	The Strategy Committee of the Board was formed in January 2021 and makes recommendations to the Board with respect to value creation initiatives, including through improvements to the Company’s operations, financial performance, M&A divestitures and overall business strategy and direction.

20	Evolent Health, Inc. Proxy Statement 2023

Corporate Governance and Board Structure

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics that applies to all of our directors, officers and other employees, including our principal executive officer, principal financial officer and principal accounting officer. Any waiver of the code for directors or executive officers and any amendment of the code may be made only by our Board. We intend to make disclosures of such waivers or amendments required by SEC rules and NYSE listing standards, if any, through publication on our website, www.evolenthealth.com.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas, including the size and composition of the Board, Board membership criteria and director qualifications, director responsibilities, Board agenda, roles of the Board Chair and Chief Executive Officer, meetings of independent directors, committee composition, Board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. In 2020, we amended our Corporate Governance Guidelines to, among other important governance enhancements, adopt formal policies to ensure that highly qualified candidates who would being gender, racial, and/or ethnic diversity to the Board if chosen, are included in any pool of director candidates or candidates for CEO.

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines provide that the independent directors serving on the Board will hold an executive session during each Board meeting. The executive sessions are chaired by our Board Chair and facilitate candid discussion of the independent directors’ viewpoints regarding the performance of management and the Company.

Evolent Health, Inc. Proxy Statement 2023	21

Corporate Governance and Board Structure

Corporate and Social Responsibility

We are committed to corporate and social responsibility, and work collaboratively with our stakeholders to promote environmental sustainability, data and privacy security and social responsibility in our business practices. Our Board oversees our corporate and social responsibility programs and is committed to supporting our efforts to operate as a good corporate citizen. We recently formed a sustainability business resource group to harness the input from employees for future evolution of our efforts.

Our Future Forward Approach to Work Pay

As we enter a new year and new era of the pandemic, we remain anchored by our mission, commitment to the health and safety of our employees, and our core value, “start by listening.” In the wake of the pandemic, our employees embraced remote work, while our business, culture and productivity continued to thrive. Based on employee feedback and our active listening through employee surveys, we implemented 100% work from home across our employee population and instituted work from home office set-up support. We nurtured our culture of connection with in-office gatherings that included COVID-19 safety protocols, as well as virtual gatherings, often hosted by our employee-led business resource groups. Today, we believe employees and prospective employees consider our workplace flexibility and culture as differentiators and silver linings of the pandemic.

Taking Care of Our People

We believe that we have a responsibility to help maintain the health and well-being of our employees. We provide our employees with comprehensive benefits including medical insurance, dental, vision, PTO and 401(k) plan. In addition, we offer 100% paid maternity leave, parental leave, fertility support, bariatric surgery, diabetes and hypertension program offerings. With the on-going COVID-19 pandemic impacting our employees, we have continued to support work from home across our employee population.

We have strengthened our mental health offerings to include Lyra Health. We take a comprehensive approach to supporting our people, including remote work set-up support, regular employee listening, personal impact days to promote social improvement engagement, an employee support fund, and holistic wellness initiatives during the year that include yoga, cooking sessions, meditation and wellness challenges. In 2022, we supported employees through natural disasters and personal crises, granting over $10,000 in support funds.

We also believe continued development of our talent is good for our employees and our business. Training programs are available to all employees through our company portal. These learning tools are augmented by our annual Learning Day, a full day of trainings and workshops, and our Day of Understanding, which focuses on diversity, equity and inclusion education. Lastly, we maintain a commitment to internal mobility, encouraging employees to grow with us, and leveraging our human capital technology to enable transparency of opportunities for talent across the organization.

Diversity, Equity and Inclusion (“DE&I”)

We believe DE&I enhances our culture and leads to a better-run business, populated with a highly motivated workforce, and produces a stronger bottom line. Evolent stands firm behind non-discrimination, is an equal opportunity employer and works to foster an environment where diverse perspectives can grow and lead. Evolent is recognized as a top place to work in healthcare nationally and has demonstrated its commitment to creating a supportive and inclusive workplace through several initiatives over the past several years. Evolent’s most recent DE&I Annual Report indicated that from 2018-2021, Evolent increased female representation in leadership by 11 percent, growing from 39% to 50%, to meet parity. In addition, we hosted our annual Day of Understanding to promote allyship and continue to support our employee-led business resource groups that help foster a diverse and inclusive workplace.

We are proud of our progress in cultivating a diverse and supportive workplace. As of December 31, 2022:

48% of Evolent’s managing directors and above levels were women	28% of Evolent’s managing directors and above levels were minorities

We are committed to continuing our progress as a diverse and inclusive workplace. In 2022, Evolent received a 100% score on the Human Rights Campaign’s Corporate Equality Index, which rates employers on their support and inclusion of LGBTQ+ employees. We also were named to the Parity.org Best Companies for Women to Advance List 2022 for creating a fair and equitable work environment for women, for three years in a row.

Community Engagement

Evolent has fostered a mission-driven, service-oriented culture through embracing opportunities for our employees to give back to the community in which they live and work. Our formal program, Evolent Cares, promotes social improvement engagements to help the communities where employees live and work reach their fullest potential. Employees leverage a quarterly personal impact day to engage in community work. By using time, talents, and finances, we are able to have a multiplier and positive effect on our mission to change the way healthcare is delivered. Despite the COVID-19 pandemic, in 2022, Evolent employees logged nearly 19,000 hours of community service, raised over tens of thousands of dollars to support local causes and donated to 15 local charities during our Season of Giving program.

22	Evolent Health, Inc. Proxy Statement 2023

Corporate Governance and Board Structure

Board’s Role in Risk Oversight

Our Board plays an active role in overseeing management of our risks. The committees of our Board assist our full Board in risk oversight by addressing specific matters within the purview of each committee.

Our Audit Committee focuses on financial compliance (i.e., accounting and financial reporting), as well as internal controls and any audit steps taken in light of material control deficiencies. Our Audit Committee discusses our major financial and other risk exposures and the steps that management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Our Compensation Committee focuses primarily on risks relating to executive compensation plans and policies.

Our Nominating and Corporate Governance Committee focuses on reputational and corporate governance risks relating to our company including the independence of our Board.

Our Compliance and Regulatory Affairs Committee focuses on our regulatory compliance and corporate ethics, as well as risks with respect of cybersecurity and privacy.

While each of these committees is responsible for evaluating certain risks and overseeing the management of such risks, our full Board remains regularly informed regarding such risks through committee reports and otherwise. In addition, our Board and these committees receive regular reports from our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel and other members of senior management regarding areas of significant risk to us, including operational, strategic, legal and regulatory, financial and reputational risks. We believe the leadership structure of our Board supports and promotes effective risk management and oversight.

Cybersecurity Oversight

Our Compliance and Regulatory Affairs Committee provides oversight of the Company’s cybersecurity threat landscape, risks and data security programs, and the Company’s management and remediation of cybersecurity risks and potential breach incidents. The Compliance and Regulatory Affairs Committee receives updates from our Chief Technology Officer and VP, Information and Cyber Security and other members of management to, among other items, review any cybersecurity incidents, review key metrics on the Company’s cybersecurity program and related risk management programs, and discuss the Company’s cybersecurity programs and goals. The Compliance and Regulatory Affairs Committee provides oversight of the Company’s enterprise risk management program, which includes management of cybersecurity risks and risks that could arise from a cybersecurity incident. The Compliance and Regulatory Affairs Committee updates the full board of directors on matters relating to cybersecurity. Our Audit Committee provides an additional layer of cybersecurity oversight on specific financial matters.

We have internal procedures and protocols regarding the oversight of cybersecurity and compliance with the Company’s cybersecurity programs and goals designed to prevent cybersecurity incidents. Our management disclosure and compliance committees, which include representatives from our legal, financial and accounting and IT teams, meet at least quarterly to monitor potential risks and review procedures and controls regarding cybersecurity. Management regularly assesses such risks and assists in the implementation of policies and procedures related to cybersecurity oversight in conjunction with the Compliance and Regulatory Affairs Committee.

Director Independence

Our Corporate Governance Guidelines provide that our Board shall consist of such number of directors who are independent as is required and determined in accordance with applicable laws and regulations and requirements of the NYSE and SEC rules. The Board has determined affirmatively, based upon its review of all relevant facts and circumstances and after considering all applicable relationships of which

Evolent Health, Inc. Proxy Statement 2023	23

Corporate Governance and Board Structure

the Board had knowledge, between or among the directors and the Company or our management (some of such relationships are described in the section of this proxy statement entitled “Certain Relationships and Related Party Transactions”), that each of the following directors and director nominees has no direct or indirect material relationship with us and is independent under the listing standards of the NYSE and SEC rules: Craig Barbarosh, M. Bridget Duffy, MD, David Farner, Peter Grua, Diane Holder, Richard Jelinek, Kim Keck, Cheryl Scott and Tunde Sotunde, MD. In determining the independence of Diane Holder and David Farner, who are both employees of UPMC, our Board considered UPMC’s investment in the Company, as well as commercial and other agreements between the Company and UPMC, but did not view these factors as materially impacting its independence determination. In determining the independence of Tunde Sotunde, MD, who is the President and Chief Executive Officer of Blue Cross Blue Shield of North Carolina, one of our customers, our Board considered the relationship arising through the ordinary course of business between us and Blue Cross Blue Shield of North Carolina, but did not view the relationship as materially impacting its independence determination of Dr. Sotunde.

Communications with the Board

Stockholders and other interested parties who wish to communicate with our Board, our Independent Board Chair Cheryl Scott, our independent or non-employee directors as a group, any of the committees or any of the individual non-employee directors may do so by sending a letter to the intended recipient, in the care of our Secretary, at Evolent Health, Inc., 800 N. Glebe Road, Suite 500, Arlington, VA 22203. Such correspondence will be relayed to the appropriate director or directors as appropriate.

Stockholders may communicate with Mr. Blackley, the Board’s employee-director, by sending a letter addressed to the intended recipient at Evolent Health, Inc., 800 N. Glebe Road, Suite 500, Arlington, VA 22203.

Identification of Director Candidates

On an annual basis, our Board conducts a formal board self-evaluation led by our Nominating and Corporate Governance Committee to determine targeted focus areas. Our Board continually assesses and evaluates its composition, taking into account, among other things, the experience, skills, background and diversity of its members. The Nominating and Corporate Governance Committee evaluates director candidates in accordance with the director membership criteria described in our corporate governance guidelines and our policy statement regarding director nominations. In addition, pursuant to our Corporate Governance Guidelines, we are committed to including in any pool of director candidates for consideration highly qualified candidates who would bring gender, racial, and/or ethnic diversity to the Board if chosen. In addition to satisfying relevant independence standards and the requirements of Section 8 of the Clayton Act, the following are the minimum qualifications that candidates for the Board must possess:

•	Minimum of 21 years of age at the time they commence their term and will not be eligible for nomination or re-nomination to the Board if they are older than age 75;

•	Demonstrated reputation for integrity, judgment, acumen and high professional and personal ethics;

•	Financial literacy and significant experience at the policy-making level in business, government or the non-profit sector;

•	Time and ability to make a constructive contribution to the Board, and a clear commitment to fulfilling fiduciary duties and serving the interests of all the Company’s stockholders; and

•

An expectation of regularly attending meetings, staying informed about the Company and its businesses, participating in the discussions of the Board and its committees, complying with applicable Company policies, and taking an interest in the Company’s businesses and providing advice and counsel to the Chief Executive Officer.

The Nominating and Corporate Governance Committee reviews a candidate’s qualifications to serve as a member of our Board based on the skills and characteristics of the individual as well as the overall composition of our Board in light of the Company’s current and expected structure and business needs, regulatory requirements, the diversity of viewpoints represented on the Board and committee

24	Evolent Health, Inc. Proxy Statement 2023

Corporate Governance and Board Structure

membership requirements. The Nominating and Corporate Governance Committee evaluates a candidate’s professional skills and background, experience at the policy-making level in the business, government or non-profit sectors or as a director of a widely-held public corporation, financial literacy, age, independence and past performance (in the case of incumbent candidates), along with qualities expected of all directors, including integrity, judgment, acumen, high professional and personal ethics, familiarity with our business and the time and ability to make a constructive contribution to our Board. The Nominating and Corporate Governance Committee believes it would be desirable for new candidates to contribute to the variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee considers and reviews all candidates in the same manner regardless of the source of the recommendation. Our third amended and restated by-laws provide that any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders may nominate persons for election to our Board, if such stockholder complies with the applicable notice procedures, which are discussed under the heading “Other Matters—Stockholder Proposals” in this proxy statement.

Corporate Governance Policies Related to Compensation and Equity

Please refer to the “Compensation Discussion and Analysis—Corporate Governance Policies” section of this proxy statement for discussion of our policies with respect to prohibiting derivative trading, hedging and pledging, clawback of compensation, stock ownership guidelines and the tax deductibility of compensation.

Evolent Health, Inc. Proxy Statement 2023	25

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) focuses on the Company’s 2022 compensation programs, actions and outputs relative to the Company’s 2022 performance. These compensation decisions reflect the Compensation Committee’s application of the Company’s compensation philosophy, plan objectives and performance standards against financial and individual executive performance through the end of 2022. The Company experienced a 35.9% increase in the stock price during 2022 due in part to the Company’s operational performance. As described further in this CD&A, the Company’s executive compensation programs strongly align realized compensation outcomes with the Company’s stock price performance.

Named Executive Officers (“NEOs”)

This CD&A describes the compensation of our NEOs named in the Summary Compensation Table for 2022:

Seth Blackley

Chief Executive Officer

John Johnson

Chief Financial Officer

Daniel McCarthy

President

Steve Tutewohl

Chief Operating Officer

Jonathan Weinberg

General Counsel

2022 Highlights

Below are highlights of our performance in 2022:

Revenue	Total Lives on Platform(1)	Adjusted EBITDA(2)
$1,352 million	20.6 million	$106.3 million

(1)	As of December 31, 2022. See Appendix A for the definition of Total Lives on Platform.

(2)

Non-GAAP measure, see Appendix A for definition and reconciliation to net loss attributable to common shareholders of Evolent Health, Inc. Net loss attributable to common shareholders of Evolent Health, Inc. was $19.2 million for the year ended December 31, 2022.

Strategy Overview

Evolent was founded in 2011 with a mission to change the health of the nation by changing the way health care is delivered. Our mission remains the same today.

We are a market leader in the new era of value-based care, in which the delivery of health care is increasingly funded by at-risk payment models. We provide integrated solutions to both health care providers, including independent physicians and health systems, as well as payers, including health plans and other risk-bearing organizations, with a common end: to improve health care quality and outcomes while reducing cost. We consider value-based care to be the necessary convergence of health care payment and delivery. We believe the pace of this convergence is accelerating, driven by price pressure in traditional fee-for-service health care, a market environment that is incentivizing value-based care models, growth in consumer-focused insurance programs, such as Medicare Advantage and managed Medicaid, and innovation in data and technology.

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Compensation Discussion and Analysis

Evolent’s business focuses on clinical care solutions and administrative services. Our Clinical Solutions focus on specialty care management, ensuring healthcare dollars are spent in ways that will truly benefit patients while aligning care plans with clinical evidence and patient goals. These Clinical Solutions address the most complex conditions, including the large opportunities within oncology, and cardiology in addition to end-of-life solutions for health plans. We refer to our risk-bearing partnerships for Clinical Solutions as our Performance Suite, which includes both capitation and shared savings arrangements. We also focus on primary care, partnering with independent physicians to manage financial risk of patient populations on behalf of health plan clients. We go to market under the name New Century Health for our specialty Clinical Solutions, and under the name Evolent Care Partners for our total cost of care, primary care partnerships.

Our Administrative Services segment, Evolent Health Services, provides an integrated administrative and clinical platform for health plan administration and value-based business infrastructure.

Between 2020 and 2022 we significantly grew our value-based specialty care business, both organically and through acquisitions. Given the pace of our growth, what we believe to be our high level of competitive differentiation, and the size of potential opportunities in the specialty care market, we began a process in 2023 of repositioning our operations under a specialty-led strategy. As a result, beginning with the first quarter of 2023, we expect to report our financials in one segment.

Evolent is uniquely positioned in the market. Our differentiators include a long tenure of focus on value-based care, a large, diversified client roster of 47 operating partners across the United States as of December 31, 2022, our strong track record and reputation as the independent leader in value-based specialty care, deep clinical expertise and increasing breadth, and an asset-light business model that is profitable, fast growing and currently characterized by minimal market penetration.

Year in Review

Evolent finished 2022 with revenue of $1.352 billion, growth of 49% compared to the year ended December 31, 2021. GAAP net loss of ($19.2 million), representing growth of 51% compared to prior year, and Adjusted EBITDA of $106.3 million(1) for the year, representing growth of 60% as compared to the prior year. We exceeded our initial outlook for revenue and other key financial metrics because of strong organic growth, as we expanded new client relationships and the average value of those relationships. We also enjoyed natural growth within our prior year of business as we added new lives and lines of business that had a positive impact on our pricing mix. In addition to strong growth in revenue and various metrics for profitability, Evolent continued to demonstrate the considerable positive and consistent cash flow characteristics of its portfolio. We finished the year with $188.2 million in cash, cash equivalents and investments, including $36.7 million in cash held in regulated cash associated with the wind-down of Passport Health Plan. Our cash flow generative capabilities have allowed the Company to fund continued investments in people, technology and solutions. In addition, the Company had the flexibility and resources to deploy growth capital to expand its portfolio and accelerate its strategy through selective acquisitions.

During 2022 we announced and closed the acquisition of IPG, which builds on the breadth and depth of our service offerings. In November 2022, we signed a definitive agreement to acquire NIA, a specialty care management company, from Centene Corporation. This acquisition, which closed in January 2023, accelerates Evolent’s position as a leading multi-specialty independent partner for managing vulnerable patients who are experiencing complex health issues.

(1)

Non-GAAP measure, see Appendix A for definition and reconciliation to net loss attributable to common shareholders of Evolent Health, Inc. Net loss attributable to common shareholders of Evolent Health, Inc. was $19.2 million for the year ended December 31, 2022.

Evolent Health, Inc. Proxy Statement 2023	27

Compensation Discussion and Analysis

The Company’s strategy continues to be grounded in three core operating principles intended to benefit all stakeholders. These principles are (1) driving strong organic growth in our core solutions; (2) expanding Adjusted EBITDA margins and cashflow through operational excellence and performance on behalf of our partners; and (3) prudent capital allocation to drive growth.

Our operational and clinical achievements across 2022 include:

•	The addition of 13 new partner organizations, including several regional and national payers, accountable care organizations (“ACOs”) and independent provider groups.

•	Total Lives on Platform of 20.6 million as of December 31, 2022, compared to 17.7 million Total Lives on Platform as of December 31, 2021

•	Management of 201,679 unique patients with oncologic and cardiovascular diagnoses during 2022 through New Century Health’s specialty healthcare business.

•	Added more than 1.8 million lives to our performance suite, many of which were conversions from our technology and services platform.

•	Entered a definitive agreement with Centene to purchase specialty benefits management company, NIA, expanding our specialty care management breadth and depth. The transaction closed in January 2023.

•	Achieving an employee engagement score of approximately 90%, placing Evolent well above benchmarks for this metric.

•	Achieving a perfect 100 score on the Human Rights Campaign Foundation’s Corporate Equality Index for the second consecutive year.

•

Continued recognition on the Parity.org Best Companies for Women to Advance List 2022. This list recognizes organizations that have implemented a mix of exemplary benefits, policies and programs that ensure women have significant opportunities to advance their careers.

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Compensation Discussion and Analysis

Evolving Compensation Program Practices and Responsiveness to Stockholder Engagement

Our compensation programs are designed to focus our leaders on the key areas that drive the business forward and align with the short-term and long-term interests of our stockholders. The Compensation Committee considers many factors when determining our executive’s compensation plans, including financial results, progress on strategic priorities, market trends and stockholder feedback. In the last year, the Compensation Committee continues to adjust our peer group to align with Evolent’s growth, to align with evolving competitive and governance practices, address feedback from our stockholders, and strengthen the link of pay to performance.

Below is a detailed summary of Evolent’s compensation practices for our NEOs, which align with our compensation philosophy and are in the best interests of our Company and stockholders.

What We Do	What We Don’t Do

  Strong emphasis on performance-based compensation, with a significant portion of NEO compensation tied to Company performance

  Mix of compensation that emphasizes both short-term and long-term incentives

  PSU grants that may be earned based on aggressive cumulative Adjusted EBITDA and revenue growth targets to better align our pay with the Company’s sustained financial and operating performance and stockholders’ interests

  Significant stock ownership and holding restrictions for NEOs

  Market-aligned change in control and severance agreements for certain executives, with double trigger change in control acceleration provisions

  Benchmarking against a thoughtfully assembled and representative peer group as well as reference to additional comparative data when appropriate

  Acceleration of equity in connection with a termination of employment conditioned upon a release of claims and compliance with restrictive covenants

  Compensation decisions for NEOs made by an independent compensation committee advised by an independent compensation consultant

  Annual compensation program risk assessment

  Annual say-on-pay vote

  At-will employment for NEOs

  No incentives that encourage excessive risk-taking

  No guaranteed incentive awards for executives

  No excise or other tax gross ups on change in control payments

  No perquisites for NEOs other than benefits generally available to our other employees

  No hedging, pledging or short sales of Company stock

  No “single-trigger” change in control acceleration of equity awards

  No dividend equivalent rights on unvested restricted stock units or options

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Compensation Discussion and Analysis

Our 2022 Executive Compensation Program and Practices

The Compensation Committee believes that our executive compensation program is appropriately designed to advance stockholder interests through effective performance-based incentives with retention features. The primary components and associated purposes of our effective compensation program are as follows:

Category	Core Component	Objective/Features

Salary	Base Salary	Ongoing cash compensation based on the executive officer’s role and responsibilities, individual job performance and experience. We use base salary to provide the security of a competitive fixed cash payment for services rendered.

Short-Term Cash Incentives	Annual Cash Incentives	For 2022, short-term incentive payments were determined taking into account financial and operational/strategic goals, and an individual leadership assessment.

Long-Term Equity Incentives	Restricted Stock Units	Restricted stock units (“RSUs”) are used to provide a retentive element to our compensation program while still tying the value of the award to the performance of our stock. All RSUs granted as part of our long-term incentive plan in 2022 vest ratably in equal installments on each of the first three anniversaries of the grant date. The vesting schedule helps ensure executives are continuously tied to share price performance and thinking long-term.

	Performance Stock Units	Performance stock units (“PSUs”) are used to better align long-term compensation with sustained financial and operating performance, as measured by aggressive cumulative Adjusted EBITDA and revenue growth targets over a three-year period.

Other	Miscellaneous	We provide other benefits that are competitive and consistent with the market. We offer general health and welfare benefits. Retirement benefits are generally limited to participation in a tax-qualified 401(k) plan, which includes a one-time discretionary Company match at the end of the calendar year.

Under our executive compensation program, performance-based incentive compensation comprises a substantial portion of target compensation, and our executive officers have a larger percentage of target compensation at-risk than is fixed relative to total compensation (91% for our CEO, including 67% performance-based compensation (not including time-vested equity), and 81% for our other NEOs combined). The Compensation Committee takes a total rewards approach, considering each component of compensation collectively with other components when establishing the forms, components, and levels of compensation for our executive officers. In determining the appropriate mix of compensation elements for each executive officer, our compensation program seeks to provide a balance between the various components by rewarding performance through annual performance-based cash incentive compensation, which encourages achieving and exceeding annual goals to advance our long-term growth strategy, and also through long-term equity incentive compensation to align our executive officers’ interests with those of our stockholders.

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Compensation Discussion and Analysis

Compensation Mix(1)

CEO: Target Pay	Other NEOs: Target Pay

(1)

Consists of 2022 base salary rate (as reported in the Salary column of the Summary Compensation Table), 2022 target annual incentive opportunity, long-term incentive awards granted in 2022 (as reported in the Stock Awards column of the Summary Compensation Table) and other compensation (as reported in the All Other Compensation column of the Summary Compensation Table).

Objectives of our Executive Compensation Program

Our compensation philosophy for executive officers aims to provide incentives to achieve both short- and long-term business objectives, align the interests of our executive officers and stockholders, and ensure that we can hire and retain talented individuals in a competitive marketplace.

Key objectives of our executive compensation program are as follows:

•	Attract and retain highly qualified and impactful executives;

•	Motivate executives to enhance our overall business performance and profitability through the successful execution of the Company’s focused short- and long-term business strategies;

•	Align the long-term interests of our executives and stockholders through the ownership of Company stock by executives and by rewarding stockholder value creation;

•	Deliver an externally competitive and transparent total compensation structure;

•	Reflect our pay-for-performance philosophy; and

•	Ensure that compensation opportunities are competitive with the market, and rewards are based on business outcomes.

Role of the Compensation Committee and the CEO

The Board has delegated to the Compensation Committee the responsibility of overseeing the administration of the Company’s compensation plans and the preparation of all reports and documents required by the rules and regulations of the SEC. The Compensation Committee annually reviews and approves the corporate goals and objectives upon which the executive compensation program is based. The Compensation Committee evaluates the CEO’s performance against these goals and objectives. Furthermore, the Compensation Committee reviews and makes recommendations to the Board with respect to any incentive compensation plans, including equity-based plans, to be adopted or submitted to the Company’s stockholders for approval.

Evolent Health, Inc. Proxy Statement 2023	31

Compensation Discussion and Analysis

The Compensation Committee meets at least quarterly throughout the year and may meet more often, as required to address ongoing events. In 2022, the Compensation Committee met eight times. Meeting agendas are determined by the Chair of the Compensation Committee with the assistance of our CEO. Our CEO attended all eight Compensation Committee meetings, and representatives from the Compensation Committee’s independent compensation consultant, Exequity, attended all eight meetings. At the Compensation Committee meetings, our CEO made recommendations to the Compensation Committee regarding the annual base salary, annual cash incentive compensation and equity compensation of our NEOs (other than our CEO).

Compensation Setting Process

The Compensation Committee makes compensation determinations for our CEO after consideration of individual and Company performance for the year, along with an examination of external market data of our industry peer group, as described below under “Use of Peer Companies.”

The Compensation Committee makes compensation determinations for our NEOs other than our CEO based on recommendations made by our CEO, taking into account each NEO’s individual performance (with an assessment of the individual’s accomplishments provided by our CEO) and Company performance, along with an examination of external market data of our industry peer group, as described below under “Use of Peer Companies.”

Role of the Independent Compensation Consultant

The Compensation Committee retained Exequity as its independent compensation consultant. The Compensation Committee assessed the independence of Exequity and whether its work raised any conflict of interest, taking into consideration the independence factors set forth in applicable SEC and NYSE rules, and determined that Exequity is independent. Exequity took guidance from and reported directly to the Compensation Committee. Exequity advised the Compensation Committee on current and future trends and issues in executive compensation and on the competitiveness of the compensation structure and levels of our NEOs during 2022. At the request of the Compensation Committee, Exequity performed the following services, among others, to inform the Compensation Committee’s decisions regarding executive compensation for 2022:

•	Developed a peer group to provide context for the range of appropriate compensation for NEOs and compensation program designs;

•

Conducted a market review and analysis for our NEOs to determine whether their targeted total direct compensation opportunities were competitive with positions of a similar scope in similarly sized companies in similar industries;

•	Assisted in the development of short- and long-term incentive design;

•	Kept the Compensation Committee aware of executive and director compensation trends and developments; and

•	Attended Compensation Committee meetings, as requested, to discuss these items.

All services performed for us by Exequity during 2022 were related to executive and non-employee director compensation.

Use of Peer Companies

The Compensation Committee reviewed the Company’s peer group to determine if revisions were needed for 2022 based on changes affecting either the Company or any of the peer group companies. Our process focused on reviewing companies within related industries to develop an array of peer benchmarks that balance industry focus, revenue size, market capitalization, and the competitive market for talent.

Based on guidance from Exequity, and the application of the scoping factors highlighted above, the Compensation Committee adjusted the peer group. In so doing, the Compensation Committee removed BioTelemetry, Inc. as it was acquired by Royal Philips in February 2021 and HMS Holdings Corp. as it was

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Compensation Discussion and Analysis

acquired by Gainwell in April 2021. In addition, the Compensation Committee removed Omnicell, Inc. and Veeva Systems Inc., due to market capitalizations that were substantially larger than Evolent’s at the time of the Compensation Committee’s review in October 2021.

Further, based on its comprehensive review, the Compensation Committee also added new peer companies, introducing an additional reference peer group, as described below. With respect to the main peer group, the Committee added MEDNAX, Inc., Natus Medical Incorporated, RadNet, Inc. and Surgery Partners, Inc. Following the addition of these companies, the Company’s main peer group reflected a balance of proper industry focus and an array of companies within a reasonable range of revenue size and market capitalization relative to the company, as further described below.

All of the peer companies are publicly traded and demonstrate appropriate revenue size and industry focus or a level of complexity and business model similar to ours. As of the end of September 2021 (and for the purposes of the Compensation Committee’s review in early October 2021), our market capitalization was at the peer group 48th percentile, and our revenues rested at the peer group 50th percentile, based on trailing 12-month (“TTM”) financial information available as of September 30, 2021. The 2022 peer group consisted of the following companies:

Allscripts Healthcare Solutions, Inc. (now Veradigm Inc.)	Natus Medical Incorporated
CorVel Corporation	NextGen Healthcare, Inc.
HealthEquity, Inc.	Premier, Inc.
Huron Consulting Group Inc.	R1 RCM Inc.
Inovalon Holdings, Inc.	RadNet, Inc.
LHC Group, Inc	Surgery Partners, Inc.
MEDNAX, Inc. (now Pediatrix Medical Group, Inc.)	Tivity Health, Inc.

	Revenue (TTM as of 9/30/21, in millions)	Revenue (FY 2021, in millions)(1)	Revenue (FY 2022, in millions)(2)	Market Capitalization (as of 9/30/21, in millions)	Market Capitalization (as of 12/31/21, in millions)(1)	Market Capitalization (as of 12/31/22, in millions)(2)
Evolent Health, Inc.	$1,021	$908	$1,352	$2,658	$2,431	$2,798
Evolent Health, Inc. Percentile Rank	50%	42%	43%	48%	51%	58%
Peer Group 75th Percentile	$1,664	$1,721	$1,848	$4,917	$4,346	$4,256
Peer Group Median	$1,047	$1,324	$1,431	$2,868	$2,319	$2,218
Peer Group 25th Percentile	$611	$557	$729	$1,248	$1,315	$1,304

(1)	Peer group figures exclude Inovalon Holdings, Inc., which was acquired in November 2021 by an equity consortium led by Nordic Capital.
(2)	Peer group figures exclude Inovalon Holdings, Inc., and Natus Medical Incorporated, which was acquired in July 2022 by Archimed.

As noted above, the Compensation Committee also considered compensation data for an additional array of emerging healthcare disruptor organizations, mainly to provide additional reference related to pay practices across the broader industry as additional information related to pay decisions for Mr. McCarthy and Mr. Tutewohl. At the time the Compensation Committee reviewed comparative pay data in November 2021, median TTM revenues as of October 31, 2021 for this array of companies was $689 million and median market capitalization as of October 31, 2021 was $3.6 billion.

Compensation data from public filings of companies in our peer group and the reference organizations described above and from published surveys formed the basis of the competitive benchmarking analysis and pay mix comparison. The data provided a useful reference point in the Compensation Committee’s efforts to appropriately align target total executive compensation to that of our peers, which affords our

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Compensation Discussion and Analysis

NEOs the opportunity to earn above-target level of compensation for exceptional performance that could be expected to increase value for stockholders, while providing that they would earn less than targeted compensation if the Company’s performance failed to meet expectations.

In determining the structure of our executive compensation program, as well as the individual pay levels of our NEOs the Compensation Committee reviewed competitive market data provided by Exequity, which compared the various elements of compensation provided to our executive officers, relative to compensation paid to individuals holding similar positions at companies in our executive compensation peer group. Exequity worked with the Compensation Committee and management to assess the data and review our compensation practices. The table below summarizes the relative positioning of target total compensation opportunities for our senior executives as of the time the Compensation Committee reviewed executive pay benchmarking in November 2021, prior to making pay decisions for 2022.

Target Pay vs. Peer Median by Elements of Program
	CEO	All other Sr. Executives Benchmarked
Base Salary	(38)%	(39)%
Target Bonus	(40)%	(30)%
Target Total Cash	(37)%	(6)%
Long-term Incentive	51%	23%
Target Total Compensation	21%	(4)%

Given our executives’ progression in their roles and generally superior performance, the Compensation Committee approved significant pay increases (particularly with respect to long-term incentive opportunities) to continue to align compensation with shareholder interests as well as company and individual performance.

Say-on-Pay Vote and Compensation Actions Taken

In 2022, we received approximately 96.5% approval on our advisory vote to approve NEO compensation. We considered this in general as an affirmation that our stockholders support our executive compensation program. As detailed in the “Corporate Governance—Stockholder Engagement” section, we regularly engage in investor outreach to better understand our investors’ concerns and to solicit feedback on our governance practices, including our executive compensation program. Our Board and the Compensation Committee greatly value the benefits of maintaining a dialogue with our stockholders to understand their views on our executive compensation program and practices. The Compensation Committee will consider the outcome of say-on-pay votes and is devoted to consistently reviewing and enhancing our compensation programs.

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Compensation Discussion and Analysis

Elements of our Compensation Program

Base Salary

The Compensation Committee reviews NEO base salaries each year (or otherwise at the time of a new hire or promotion) and makes any adjustments it deems necessary. In setting base salaries, the Compensation Committee considers changes in responsibilities, individual performance, tenure in position, internal pay equity, Company performance, market data for individuals in similar positions and advice from our independent compensation consultant. The Compensation Committee gives no specific weighting to any one factor in setting the level of base salary. The table below summarizes the Compensation Committee’s decisions related to base salary throughout the year.

Name	2021 Base Salary	2022 Base Salary Following Increase as Part of Annual Cycle(1)	2022 Base Salary Following Off-Cycle Adjustment(2)	Prorated 2022 Base Salary(3)	$ Increase: Total 2022 vs. 2021	Percentage Increase: Total 2022 vs 2021
Seth Blackley	$600,000	$700,000	—	$683,333	$83,333	+14%
John Johnson	375,000	435,000	$460,000	432,292	57,292	+15%
Daniel McCarthy	375,000	435,000	460,000	432,292	57,292	+15%
Steve Tutewohl	375,000	400,000	—	395,833	20,833	+6%
Jonathan Weinberg	390,000	400,000	425,000	405,625	15,625	+4%

(1)	Reflects base salaries effective March 1, 2022 in connection with annual increases based on market adjustment and individual performance.
(2)	Reflects base salaries effective September 16, 2022. Increases reflect special recognition of superior performance in 2022.
(3)	Reflects total base salary paid in 2022, inclusive of all adjustments noted, and is as reflected in Summary Compensation Table.

Annual Cash Incentive Plan

Under our annual performance-based short-term cash incentive plan, which we refer to as the 2022 Bonus Plan, we provide our NEOs with the opportunity to receive a variable, at-risk cash payment. Payments under the 2022 Bonus Plan to our NEOs are determined at the discretion of our Compensation Committee based, in the case of our NEOs other than Mr. Blackley, on recommendations made by Mr. Blackley, considering the executive’s performance as rated on a five-point scale against predetermined performance goals.

Each of our NEO’s threshold bonus opportunities, which correspond to three out of five points (or a rating of “meets expectations”), target bonus opportunities, which correspond to four out of five points (or a rating of “exceeds expectations”) and maximum bonus opportunities, which correspond to five out of five points (or a rating of “exceptional performance”) under the 2022 Bonus Plan are set forth in the table below. Bonuses are not awarded in the event of overall performance below the threshold level.

Name	Threshold (Meets Expectations)	Target (Exceeds Expectations)	Maximum (Exceptional Performance)
Seth Blackley	$350,000	$700,000	$1,050,000
John Johnson	161,000	299,000	552,000
Daniel McCarthy	230,000	575,000	805,000
Steve Tutewohl	200,000	500,000	700,000
Jonathan Weinberg	140,500	230,000	320,000

Short-term incentive payments are based on the attainment of company-wide financial objectives, company-wide strategic and operational objectives and an individualized leadership assessment of each executive, each assessed with reference to the Compensation Committee’s five-point scale.

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Compensation Discussion and Analysis

The Compensation Committee, in exercising its judgment and discretion to adjust an award up or down, then considers all facts and circumstances when evaluating performance, including changing market conditions and broad corporate strategic initiatives, along with overall responsibilities and contributions of the executives, in making final award determinations.

Company-Wide Financial Performance Objectives

We value the link between performance and payout. In establishing the 2022 Bonus Plan, the quantitative company-wide financial objectives against which our executives are measured included revenue and Adjusted EBITDA. The Compensation Committee used these quantitative company-wide performance objectives because it believes they are key determinants of stockholder value and offer a comprehensive and clear measure of the Company’s performance.

To qualify for target payout under the 2022 Bonus Plan, our revenue growth was required to be at least +18% and our Adjusted EBITDA was required to be at least $82 million.

The table below sets forth the company-wide financial objectives and actual performance under the 2022 Bonus Plan.

Metric	Target	Maximum			Actual	Committee Assessment
Revenue Growth	+23%	$	>+28%	$	+27%	Outstanding Performance: 4.8 on 5-point scale
Adjusted EBITDA	$ 82 million	$	92 million	$	106 million	Maximum -Exceptional Performance

Company-Wide Strategic and Operational Performance

We believe Company performance is best measured with reference to both financial and qualitative operational measures. The Compensation Committee establishes goals that it believes align with our evolving strategic vision and that are considered achievable, but not without rigorous effort.

The table below sets forth the company-wide strategic and operational objectives under the 2022 Bonus Plan.

Operational Goal	Results	Committee Assessment
Accelerate Market Leadership and Company Strategy

• Accretive acquisition of IPG; NIA acquisition entered in 2022 and closed in January 2023, accelerating specialty care market leadership

• Further diversified revenue base with strong organic growth and new logos

Maximum – Exceptional Performance
Achieve strong multi-year outlook	• Exceeded annual growth target for 2022 by over 2x • Set up strong outlook for 2023+ • Exceeded top end of targeted new customer announcements, setting up 2022 and 2023	Maximum – Exceptional Performance
Maintain a high performing organization • Focus on employee engagement and diversity.	• Achieved highest firmwide engagement score in history at 90% • Reached a firmwide inclusion score of 89%	Maximum – Exceptional Performance

Personal Leadership Assessment

The final component of the Compensation Committee’s review of executive performance under the 2022 Bonus Plan is an individualized personal leadership assessment of each NEO. The personal leadership

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Compensation Discussion and Analysis

assessment considered achievement by each NEO against pre-determined department leadership goals, changes in responsibility levels, and input obtained from other members of the Company’s senior management and included 360-degree feedback to consider what was accomplished and how it was accomplished. The Compensation Committee does not give specific weight to any individual goal but leverages feedback to determine the final assessment.

2022 Bonus Plan Payout Results

After evaluating how well each NEO performed his job, based on both qualitative and quantitative results, along with guidance from the CEO in the case of Messrs. Johnson, McCarthy, Tutewohl, and Weinberg, our Compensation Committee determined, in its discretion, to award an annual bonus to Messrs. Blackley and McCarthy in an incremental amount above the “Maximum” bonus to reflect the individual performance of each executive in positively impacting financial and operational outcomes. Specifically, the incremental amounts of bonus award were based on the following: Adjusted EBITDA for the Company was 47% above the Company’s original guidance, the revenue growth rate for 2022 was over 200% of target growth rates and new customers were well above target, setting up 2023 growth, while New Century Health Adjusted EBITDA and revenue performance each exceeded maximum objectives. Additionally, the Clinical Solutions segment contributed approximately 75% of 2022 revenue under Mr. McCarthy’s leadership. An annual bonus was awarded to Messrs. Johnson and Weinberg at a modified amount between “Target” and “Maximum” based on Company performance as described above and individual performance for each executive. An annual bonus was awarded to Mr. Tutewohl at a modified amount between “Threshold” and “Target” based on performance relative to revenue and Adjusted EBITDA goals for the Evolent Health Services business.

Each of these amounts is included in the “Bonus” column of the Summary Compensation Table in this proxy statement. The Compensation Committee’s review is not a formula-based process, but rather involves the exercise of discretion and judgment. This enables the Compensation Committee to differentiate among NEOs and emphasize the link between personal performance and compensation. All amounts earned under the 2022 Bonus Plan were paid to participants in the first quarter of 2023.

Name	Threshold	Target	Maximum	Overall Committee Assessment	Bonus Payout
Seth Blackley	$350,000	$700,000	$1,050,000	Maximum	$1,094,000
John Johnson	161,000	299,000	552,000	Near Maximum	550,000
Daniel McCarthy	230,000	575,000	805,000	Maximum	850,000
Steve Tutewohl	200,000	500,000	700,000	Below Target	255,200
Jonathan Weinberg	140,500	230,000	320,000	Above Target	278,240

Separate from his 2022 bonus plan award, during 2022, Mr. Weinberg was awarded a $250,000 transaction bonus opportunity in connection with the Company’s purchase of NIA. This transaction bonus was earnable upon closing of the transaction, which occurred in January 2023, and was paid in 2023.

Long-Term Equity Compensation

As part of our annual equity award grants, in March 2022, our Compensation Committee approved the grant of equity-based awards under the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan (as amended, the “2015 Plan”) to certain of our employees, including our NEOs, in the form of performance-based PSUs and time-based RSUs. The Compensation Committee determined the need to introduce a new type of PSU for long-term incentive (“LTI”) awards. To balance the LTI risk for Mr. Blackley, the Compensation Committee determined to award Mr. Blackley at approximately 70% PSU/30% RSU. In slightly increasing the time-based equity component for Mr. Blackley for 2022 (from 20% of total LTI grant value in 2021 to 30% of total LTI grant value), the Committee considered the strongly performance-weighted nature of his then-outstanding equity awards. Further, to continue to align to performance and financials for the other NEOs, the Compensation Committee also awarded Messrs.

Evolent Health, Inc. Proxy Statement 2023	37

Compensation Discussion and Analysis

Johnson and McCarthy approximately 70% PSU/30% RSU, Mr. Tutewohl approximately 50% PSU/50% RSU and Mr. Weinberg approximately 33% PSU/67% RSU for the 2022 long-term equity compensation awards, in each case increasing the weighing of the PSU component to better align executives’ long term incentive opportunities with sustained company performance and promote increase shareholder alignment For our NEOs, 2022 grant amounts were determined and established to deliver the total target compensation opportunity within an acceptable range of the peer group median for each respective position. The Compensation Committee considers its long-term equity compensation program to be a key component of the executive officer compensation program to motivate and reward executive officers over the long term and further align the interests of our executives with those of our stockholders.

2022 Performance Stock Units

On March 1, 2022, Messrs. Blackley, Johnson, McCarthy, Tutewohl and Weinberg each received a grant of PSUs. The design of the PSUs serves to align management’s interests with those of long-term stockholders, incentivize decisions that promote appreciation of stockholder value and create retentive value over an established horizon. Given the criticality of Adjusted EBITDA and revenue as performance indicators for the Company, the Compensation Committee believes that an evaluation of sustained three-year Adjusted EBITDA performance and three-year revenue growth are appropriate complements to the annual evaluation of Adjusted EBITDA and annual revenue growth under the 2022 Bonus Plan. For Messrs. Blackley, Johnson, and Weinberg, Adjusted EBITDA and revenue growth are based on Corporate results. For Messrs. McCarthy and Tutewohl, Adjusted EBITDA and revenue growth are measured based on each executive’s respective Business Unit results. Shares are earned based on a sliding scale of performance above and below the performance goal. The sliding scale is anchored by a minimum performance requirement of company value. Per the agreements, Company value is calculated using a formula based on revenue growth and cumulative Adjusted EBITDA, as adjusted for any business acquired during the period. The Compensation Committee believes that the terms of the agreements governing the PSUs incentivize judicious use of capital in addition to adjusting targets based on Adjusted EBITDA and revenue attributable to acquired businesses. If the minimum performance goal is not achieved, then no performance shares are earned. If 100% of the performance goal is achieved, then award is paid at target and if the maximum performance is achieved, then 250% of the targeted shares are earned. If the company value falls between tiers on the sliding scale, the actual company value payout percentage shall be determined by linear interpolation between the percentages on a straight-line basis.

In light of the Company’s recent focus on a specialty-led strategy, on April 3, 2023, the Compensation Committee adopted an amendment to the 2022 PSUs to modify the Business Unit performance metrics. Under the modified 2022 PSU, the Adjusted EBITDA and revenue growth performance goals for each Business Unit are replaced with the Adjusted EBITDA for the Company and revenue growth metrics for the remainder of the three-year performance period, with an adjustment made for expected Business Unit performance results for the period prior to the modification. The decision to modify the PSUs came after a strategic evaluation in which the Compensation Committee considered the Company’s continued integration of core operations under one go-to-market platform. The Company believes that the modified 2022 PSUs serve to further align and incent management interest with stockholder value, while at the same time further aligning the approach to the PSUs with the Company’s broader strategy of becoming a more consolidated customer-centric company. The amendment was structured such that the expected value of the 2022 PSUs for all NEOs after the adoption of the amendment was equivalent to the expected value of the PSUs immediately prior to the adoption of the amendment.

Restricted Stock Units

On March 1, 2022, each of the NEOs received grants of equity awards in the form of time-based RSUs. The RSUs vest ratably on each of the first three anniversaries of the grant date, subject to the individual’s continued employment through such date. RSUs are fair value awards that fluctuate with the upward and downward movement of the Company’s stock price. These awards serve to align management’s interest with those of stockholders, while at the same time creating more stability by providing an incentive for holders of RSUs to remain with the Company even if our stock price declines after the grant date.

Grants of stock-based awards to our NEOs are generally made as part of the broad grant to other Company employees, which occurs annually, typically in the first quarter of the calendar year. The timing

38	Evolent Health, Inc. Proxy Statement 2023

Compensation Discussion and Analysis

of annual grants generally is dictated by the timing of the completion of performance reviews and the timing of decisions regarding other forms of direct compensation. Stock-based awards are made under the terms of the Company’s 2015 Plan and, in the case of stock options, are granted with an exercise price equal to the closing price of our common stock on the grant date, as reported on the NYSE.

The following table summarizes total PSU and RSU awards to our NEOs made during 2022, as well as the grant date value. As shown in the Summary Compensation Table and Grants of Plan-Based Awards Table, grant date values increased considerably over 2021 grant date values, reflecting both superior Company performance, as well as the Compensation Committee’s desire to further promote the alignment of our NEO’s pay opportunities with stockholder interests. In slightly increasing the time-based equity component (from 20% of total LTI grant value to 30% of total LTI grant value) for Mr. Blackley for 2022, the Committee considered the strongly performance-weighted nature of his then-outstanding equity awards.

Name	PSUs	RSUs	Grant Date Value(1)
Seth Blackley	151,647	64,991	$5,935,881
John Johnson	56,000	24,000	2,192,000
Daniel McCarthy	56,000	24,000	2,192,000
Steve Tutewohl	20,000	20,000	1,096,000
Jonathan Weinberg	10,000	20,000	822,000

(1)

The amounts reported in this column represent the aggregate grant-date fair value of PSUs and RSUs granted during 2022 as computed in accordance with ASC 718. For a further discussion of the assumptions used in the calculation of these amounts, please see Note 14 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

For further information regarding our PSU and RSU awards, see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” and “Potential Payments Upon Termination or Change in Control” sections of this proxy statement.

Payout of 2021–2022 Performance Share Units

On March 1, 2021, Messrs. Blackley, Johnson, Tutewohl and Weinberg each received a grant of PSUs. The design of the PSUs served to align management’s interests with those of long-term stockholders, incentivize decisions that promote appreciation of stockholder value and create retentive value over an established horizon. Given the criticality of Adjusted EBITDA as a performance indicator for the Company, the Compensation Committee believed that an evaluation of sustained Adjusted EBITDA performance was an appropriate complement to the annual evaluation of Adjusted EBITDA under the 2021 and 2022 Bonus Plan. Further, since sustained Adjusted EBITDA performance was evaluated for the first time beginning in 2021 and since the Company wished to emphasize both two-year and three-year sustained performance horizons, the Compensation Committee felt it appropriate to structure the performance such that 50% of each PSU award was subject to a two-year performance period with cumulative Adjusted EBITDA goals approved for such period and the remaining 50% of each award was subject to a three-year performance period with cumulative Adjusted EBITDA goals approved for such period. Each performance period for the award commenced on January 1, 2021.

Shares earned based on two and three-year cumulative Adjusted EBITDA performance are adjusted based on Evolent’s TSR, which represents the cumulative stock price performance during the performance period. If the stock price as of December 31, 2022 was more than 20% below the stock price as of December 31, 2020, shares earned are adjusted - 10% If the stock price as of December 31, 2022 is more than 20% above the stock price as of December 31, 2020, shares earned are adjusted +10%.

Evolent Health, Inc. Proxy Statement 2023	39

Compensation Discussion and Analysis

The first tranches of these PSUs were earned based on 2021–2022 performance achievements, as detailed in the tables below.

Performance Level	Cumulative Adjusted EBITDA for 2021 and 2022	Cumulative Adjusted EBITDA Payout %
Below Threshold	< $65.0 M	0%
Threshold	$80.0 M	50%
Target	$105.0 M	100%
Target Plus	$115.0 M	150%
Maximum	Equal to or greater than $135.0 M	200%
Actual EBITDA Adjusted Performance	$172.648 M	200%(1)

(1)

Since Evolent’s last closing stock price as of December 31, 2022 ($28.08 on December 30, 2022, the last trading day of 2022) was 75% more than Evolent’s closing stock price on December 31, 2020 ($16.03), the earned shares were increased by 10%, as shown in the table below.

Based on the Adjusted EBITDA and TSR performance shown above, PSUs were paid out as follows to current NEOs:

Name	Target Number of PSUs	Number of PSUs Earned
Seth Blackley	93,732	206,209
John Johnson	20,000	44,000
Daniel McCarthy	12,500	27,500
Steve Tutewohl	6,500	14,300
Jonathan Weinberg	5,250	11,550

Payout of CEO’s March 2, 2020 Leveraged Stock Units (LSUs)

On March 2, 2020, Mr. Blackley received a grant of performance-based LSUs. The design of the LSUs served to align management’s interests with those of long-term stockholders, incented decisions that promoted appreciation of stockholder value and created retentive value over a three-year horizon, These LSUs had a performance and vesting period that culminated on March 2, 2023, before the Record Date. The LSUs vested based on the cumulative stock price performance during the performance period, as shown in the table below. The stock price hurdles required to earn shares represented significant premiums relative to the closing stock price on the date of grant of $9.09.

Performance Level	Cumulative Stock Price Performance	Payout in Shares as a % of Target Amount
Below Threshold	< $12.12	0%
Threshold	$12.12	75%
Target	$13.64	100%
Above Target	$18.18	150%
Maximum	Equal to or greater than $27.27	200%
Actual Performance	$30.35	200%

Based on this stock price performance, LSUs paid out as follows to Mr. Blackley, the only current NEO holding these LSUs:

Name	Target Number of LSUs	Number of LSUs Earned
Seth Blackley	180,000	360,000

40	Evolent Health, Inc. Proxy Statement 2023

Compensation Discussion and Analysis

Potential Payments Upon Termination or Change in Control

On January 27, 2021, the Company entered into individual severance and change in control agreements pursuant to which, Messrs. Blackley, Johnson, McCarthy, Tutewohl, and Weinberg (the “Covered Executives”) are eligible to receive certain payments and benefits in the event that they are terminated involuntarily by the Company without Cause or resign from their employment with the Company for Good Reason (as defined in the applicable agreement), either prior to or after a change in control of the Company. These agreements were approved by the Board of Directors’ Compensation Committee in consultation with Exequity following a review of peer and industry plans and practices. The severance benefits vary depending on whether the qualifying termination occurs in connection with or within the 24-month period following a change in control of the Company (a “CIC Qualifying Termination”) or is not in connection with a change in control (a “Non-CIC Qualifying Termination”).

If a Covered Executive incurs a Non-CIC Qualifying Termination, timely executes a release of claims and complies with applicable restrictive covenants, he will be entitled to receive the following: (i) for 12 months following termination for Mr. Johnson, Mr. McCarthy, Mr. Tutewohl, and Mr. Weinberg, and for 18 months following termination for and Mr. Blackley (the “Non-CIC Severance Period”), cash payments equal to the Covered Executive’s base salary (1.5 times for Mr. Blackley) payable in ordinary payroll installments; (ii) a lump sum cash bonus for the fiscal year of termination based on (x) the Covered Executive’s target annual bonus in the case of a termination in the first six months of the fiscal year; or (y) actual performance in the case of a termination during the last six months of the fiscal year, in each case pro-rated based on the portion of the year elapsed prior to termination; (iii) for outstanding unvested time-vesting equity awards, additional service equal to the applicable Non-CIC Severance Period will be credited and for outstanding performance-based equity awards, the vesting will be determined at the end of the applicable performance period based on actual performance and pro-rated for the Covered Executive’s period of service during the performance period, including the Non-CIC Severance Period; and (iv) if the Covered Executive elects COBRA coverage under a group health plan of the Company, an amount that, after applicable taxes, is equal to the portion of the cost of coverage under the group health plan that is subsidized by the Company for active employees, for the applicable Non-CIC Severance Period or the period of COBRA coverage, if shorter.

If a Covered Executive incurs a CIC Qualifying Termination, timely executes a release of claims and complies with applicable restrictive covenants, he will be entitled to receive the following: (i) a cash lump sum equal to his then annual base salary plus his target bonus for the fiscal year of termination multiplied by 1.5 (multiplied by two for Mr. Blackley); (ii) a lump sum cash bonus for the fiscal year of termination based on (x) the Covered Executive’s target annual bonus in the case of a termination in the first six months of the fiscal year; or (y) actual performance in the case of a termination during the last six months of the fiscal year, in either case pro-rated based on the portion of the year elapsed prior to termination; (iii) outstanding unvested time-vesting equity awards will automatically vest in full, and any outstanding unvested performance-based equity awards will be deemed to have vested at the greater of target and actual performance through to the date of termination; and (iv) if the Covered Executive elects COBRA coverage under a group health plan of the Company, an amount that, after applicable taxes, is equal to the portion of the cost of coverage that is subsidized by the Company for active employees, for 18 months for each of Mr. Johnson, Mr. McCarthy, Mr. Tutewohl, and Mr. Weinberg and for 24 months for Mr. Blackley, or for the period of COBRA coverage, if shorter.

Other Benefits

Our NEOs are entitled to employee benefits generally available to all full-time employees of the Company, including health and welfare benefits. In designing these offerings, the Company seeks to provide an overall level of benefits that is competitive with the level of benefits offered by similar companies in the markets in which it operates.

Retirement Plans

The Company maintains a qualified defined contribution retirement plan (the “Evolent Health 401(k) Plan”) to allow employees to save for retirement in a tax-efficient manner. The plan is broadly available to

Evolent Health, Inc. Proxy Statement 2023	41

Compensation Discussion and Analysis

eligible employees and does not discriminate in favor of the NEOs or other members of senior management. All our NEOs are eligible to participate in the Evolent Health 401(k) Plan in the same manner as all U.S. employees.

Participants are eligible for a discretionary annual match on up to 4% of eligible pay, subject to IRS-qualified plan compensation limits and highly compensated threshold limits and may not receive 401(k) benefits in excess of these limits. None of the NEOs participates in any defined benefit pension plans, non-qualified deferred compensation plans or supplemental retirement or executive savings plans.

Corporate Governance Policies

Prohibition on Derivative Trading, Hedging and Pledging

Under our policies, no director, officer or employee may buy or sell puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities at any time. We also have an anti-pledging policy whereby no director, officer or employee may pledge Company securities.

Clawback Policy

The Compensation Committee has adopted a clawback policy, pursuant to which we may recoup all or any portion of the value of any incentive compensation provided to any current or former executive officer in the event that our financial statements are restated due to material noncompliance with any financial reporting requirement under the securities laws. The clawback policy expressly applies to all incentive compensation awards made after April 17, 2020, including any bonus or short- or long-term incentive awards, in each case where the bonuses or awards are based in whole or in part on the achievement of financial results. The Compensation Committee plans to adopt a new clawback policy within the time period contemplated by the new SEC rule and related NYSE listing standards.

Stock Ownership Guidelines

To further align the long-term interests of our executives and our stockholders, in 2020, we adopted stock ownership guidelines applicable to our executive officers, certain other officers and directors. The guidelines require the relevant executives and directors to maintain the following beneficial ownership of shares of our common stock (measured in market value):

Group	Required ownership
Chief Executive Officer and Executive Chair	6 times base salary
Other Executive Officers, EVPs, P&L CEOs and Presidents	3 times base salary
Non-Employee Directors	5 times cash retainer

Our executives and directors have five years from the effective date of their respective election, appointment or promotion, as the case may be, to satisfy these stock ownership guidelines. As of December 31, 2022, all NEOs have met or are on track to meet these stock ownership guidelines by their respective applicable dates.

Policy with Respect to Tax Deductibility of Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Compensation over $1,000,000 paid in fiscal 2022 by the Company to any NEO is nondeductible under Section 162(m). In connection with granting incentive compensation to the NEOs, the Compensation Committee’s considers the implications under Section 162(m) while retaining flexibility to design programs that it believes are in the best interests of the Company and its stockholders and consistent with the objectives of our executive compensation programs, including the flexibility to authorize payments that might not be deductible, including payments under the 2022 Bonus Plan.

42	Evolent Health, Inc. Proxy Statement 2023

Compensation Discussion and Analysis

Compensation Program Risk Assessment

As part of its oversight role, the Compensation Committee considers the impact of our compensation program, policies and practices (both at the executive and below-executive levels), on the Company’s overall risk profile. Specifically, the Compensation Committee, with assistance from our CEO, reviews the compensation plans, incentive plan design, incentive payouts and factors that may affect the likelihood of excessive risk taking to determine whether they present a significant risk to the Company. We believe that our pay program provides an effective balance in cash and equity mix and short- and longer-term performance periods, and also allows for the Compensation Committee’s discretion. The Company also maintains policies to mitigate compensation-related risk such as vesting periods on equity, insider-trading prohibitions, and independent Compensation Committee oversight. Based on the Compensation Committee’s most recent review, the Compensation Committee determined that the risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Evolent Health, Inc. Proxy Statement 2023	43

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the CD&A set forth above with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.

Submitted by our Compensation Committee

Peter Grua, Chair

Craig Barbarosh

Cheryl Scott

This report shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC or be subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

44	Evolent Health, Inc. Proxy Statement 2023

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the compensation earned by our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated named executive officers, who we refer to as our NEOs, during our fiscal years ended December 31, 2022, 2021 and 2020, except in the case of Mr. McCarthy, who was not a NEO in 2021 or 2020.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total Compensation

Seth Blackley	2022	$683,333	$1,094,000	$5,935,881	$12,200	$7,725,414
Chief Executive Officer (3)	2021	600,000	1,125,000	4,789,685	11,600	6,526,285
	2020	437,500	700,000	2,823,800	11,400	3,972,700

John Johnson	2022	432,292	550,000	2,192,000	11,925	3,186,217
Chief Financial Officer	2021	375,000	550,000	1,608,200	11,600	2,544,800
	2020	350,000	400,000	727,200	11,400	1,488,600

Daniel McCarthy	2022	432,292	850,000	2,192,000	10,475	3,484,767
President

Steve Tutewohl	2022	395,833	255,200	1,096,000	12,200	1,759,233
Chief Operating Officer	2021	375,000	702,750	874,385	11,600	1,963,735
	2020	375,000	702,750	363,600	11,400	1,452,750

Jonathan Weinberg	2022	405,625	278,240	822,000	12,200	1,518,065
General Counsel	2021	390,000	317,500	705,483	11,600	1,424,583
	2020	351,667	150,000	363,600	11,400	876,667

(1)

The amounts reported in this column represent the aggregate grant-date fair value of PSUs, RSUs and LSUs granted during 2022, 2021 and 2020, as computed in accordance with ASC 718. For a further discussion of the assumptions used in the calculation of the grant-date fair values for the RSUs and PSUs pursuant to ASC 718, see Note 14 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. For further discussion of PSUs and RSUs granted in 2022, see the section entitled “Long-Term Annual Equity Compensation” in the “Compensation Discussion & Analysis” section of this proxy statement and the discussion in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” section of this proxy statement.

(2)

Amounts reported in this column represent a 401(k) matching contribution provided by the Company to each NEO. The discretionary 401(k) matching contributions are made to each participant in the 401(k) in an amount up to 4% of the participant’s annual base salary, subject to certain limitations, and vest over a three-year period. As permitted by SEC rules, the amounts shown do not include life insurance premiums for coverage offered through programs available on a nondiscriminatory basis to all employees of the Company.

(3)	Mr. Blackley also serves as director of the Company but did not receive any compensation for his role as a director.

Evolent Health, Inc. Proxy Statement 2023	45

Compensation of Named Executive Officers

Grants of Plan-Based Awards

The following table shows information with respect to each equity-based award granted to our NEOs during 2022:

			Estimated Future Payouts Under Equity Incentive Plan Awards			All other stock Awards: Number of Shares of Common Stock or Units (2)	Grant Date Fair Value of Stock and Option Awards (3)
Name	Grant Date	Approval Date	Threshold (1)	Target (1)	Maximum (1)

Seth Blackley	3/1/2022	2/11/2022	75,824	151,647	379,118	—	$4,155,128
	3/1/2022	2/11/2022	—	—	—	64,991	1,780,753

John Johnson	3/1/2022	2/11/2022	28,000	56,000	140,000	—	1,534,400
	3/1/2022	2/11/2022	—	—	—	24,000	657,600

Daniel McCarthy	3/1/2022	2/11/2022	28,000	56,000	140,000	—	1,534,400
	3/1/2022	2/11/2022	—	—	—	24,000	657,600

Steve Tutewohl	3/1/2022	2/11/2022	10,000	20,000	50,000	—	548,000
	3/1/2022	2/11/2022	—	—	—	20,000	548,000

Jonathan Weinberg	3/1/2022	2/11/2022	5,000	10,000	25,000	—	274,000
	3/1/2022	2/11/2022	—	—	—	20,000	548,000

(1)	The threshold, target and maximums represent 50%, 100% and 250% of the number of PSUs potentially awarded, respectively.

(2)	Reflects time-based RSUs granted under the 2015 Plan.

(3)

The amounts reported in this column represent the aggregate grant-date fair value of PSUs and RSUs granted during 2022 as computed in accordance with ASC 718. For a further discussion of the assumptions used in the calculation of these amounts, please see Note 14 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The following describes material features of the compensation disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards table. Consistent with our policy, we have not entered into employment agreements with any of our NEOs. For further information on the material features of the 2022 Bonus Plan, see the section entitled “Annual Cash Incentive Plan” in the “Compensation Discussion & Analysis” section of this proxy statement.

Performance Stock Unit Awards, Leveraged Stock Unit Awards, Restricted Stock Unit Awards and Stock Options Under the 2015 Plan and 2011 Plan

As part of our annual equity award grants in March 2020, 2021 and 2022 our Compensation Committee approved the grant of equity-based awards under the 2015 Plan to certain of our employees, including our NEOs, in the form of RSUs, Leveraged Stock Units (“LSUs”) (2020 only) and PSUs (2020, 2021 and 2022). Our Compensation Committee approved an additional grant of LSUs to Mr. Blackley in June 2020. The RSUs granted to our NEOs vest 25% on each of the first four anniversaries of the grant date for RSUs granted in 2020 and 2021, and vest 33% on each of the first three anniversaries of the grant date for RSUs granted in 2022. The LSUs granted to our NEOs vest, if at all, upon the third anniversary of the grant date (or, in the case of the LSUs awarded in June 2020, three years and six months after the grant date) with the final award determined based on the cumulative stock price performance during the period. The terms and conditions of the PSUs granted to our NEOs are described in the section entitled “2022 Performance Stock Units” in the “Compensation Discussion & Analysis” section of this proxy statement. The award agreements under the 2015 Plan contain restrictive covenants, including confidentiality, non-competition and non-solicitation obligations.

46	Evolent Health, Inc. Proxy Statement 2023

Compensation of Named Executive Officers

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our NEOs as of December 31, 2022:

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares of Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Seth Blackley	4/1/2014	111,040	—		—	3.84	4/1/2024	—		—	—	—
	2/1/2015	200,000	—		—	6.87	2/1/2025	—		—	—	—
	3/1/2016	70,324	—		—	10.27	3/1/2026	—		—	—	—
	3/1/2016	105,485	—		—	10.27	3/1/2026	—		—	—	—
	2/1/2017	91,912	—		—	18.25	2/1/2027	—		—	—	—
	2/1/2018	101,010	—		—	13.95	2/1/2028	—		—	—	—
	3/2/2020	—	—		—	—	—	360,000	(6)	10,108,800	—	—
	6/4/2020	—	—		—	—	—	140,000	(6)	3,931,200	—	—
	3/1/2021	—	—		—	—	—	93,732	(5)	2,631,981	—	—
	3/1/2021	—	—		—	—	—	35,149	(3)	986,984	—	—
	3/1/2022	—	—		—	—	—	151,647	(7)	4,258,248	—	—
	3/1/2022	—	—		—	—	—	64,991	(4)	1,824,947	—	—

John Johnson	5/1/2016	7,896	—		—	12.22	5/1/2026	—		—	—	—
	2/1/2017	4,595	—		—	18.25	2/1/2027	—		—	—	—
	2/1/2018	21,044	—		—	13.95	2/1/2028	—		—	—	—
	3/2/2020	—	—		—	—	—	40,000	(3)	1,123,200	—	—
	3/1/2021	—	—		—	—	—	20,000	(5)	561,600	—	—
	3/1/2021	—	—		—	—	—	30,000	(3)	842,400	—	—
	3/1/2022	—	—		—	—	—	56,000	(7)	1,572,480	—	—
	3/1/2022	—	—		—	—	—	24,000	(4)	673,920	—	—

Daniel McCarthy	5/12/2015	3,000	—		—	10.65	5/12/2025	—		—	—	—
	2/1/2017	3,064	—		—	18.25	2/1/2027	—		—	—	—
	8/1/2017	4,550	—		—	24.75	8/1/2027	—		—	—	—
	2/1/2018	16,835	—		—	13.95	2/1/2028	—		—	—	—
	3/1/2019	10,776	3,592	(2)	—	13.29	2/1/2029	—		—	—	—
	3/1/2019	—	—		—	—	—	1,881	(3)	52,818	—	—
	3/2/2020	—	—		—	—	—	25,000	(3)	702,000	—	—
	3/1/2021	—	—		—	—	—	36,000	(3)	1,010,880	—	—
	3/1/2021	—	—		—	—	—	12,500	(5)	351,000	—	—
	3/1/2022	—	—		—	—	—	56,000	(7)	1,572,480	—	—
	3/1/2022	—	—		—	—	—	24,000	(4)	673,920	—	—

Evolent Health, Inc. Proxy Statement 2023	47

Compensation of Named Executive Officers

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares of Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Steve Tutewohl	3/1/2019	—	5,388	(2)	—	13.29	3/1/2029	—		—	—	—
	3/1/2019	—	—		—	—	—	2,821	(3)	79,214	—	—
	7/1/2019	—	9,351	(2)	—	7.83	7/1/2029	—		—	—	—
	7/1/2019	—	—		—	—	—	4,789	(3)	134,475	—	—
	3/2/2020	—	—		—	—	—	20,000	(3)	561,600	—	—
	3/1/2021	—	—		—	—	—	6,500	(5)	182,520	—	—
	3/1/2021	—	—		—	—	—	23,250	(3)	652,860	—	—
	3/1/2022	—	—		—	—	—	20,000	(7)	561,600	—	—
	3/1/2022	—	—		—	—	—	20,000	(4)	561,600	—	—

Jonathan Weinberg	6/4/2015	16,887	—		—	17.00	6/4/2025	—		—	—	—
	2/1/2017	12,255	—		—	18.25	2/1/2027	—		—	—	—
	2/1/2018	25,253	—		—	13.95	2/1/2028	—		—	—	—
	3/2/2020	—	—		—	—	—	20,000	(3)	561,600	—	—
	3/1/2021	—	—		—	—	—	5,250	(5)	147,420	—	—
	3/1/2021	—	—		—	—	—	18,750	(3)	526,500	—	—
	3/1/2022	—	—		—	—	—	10,000	(7)	280,800	—	—
	3/1/2022	—	—		—	—	—	20,000	(4)	561,600	—	—

(1)	The values reported in this column are based on the closing price of the Company’s Class A common stock on the NYSE on December 31, 2022 ($28.08).

(2)

Unvested stock options granted under the 2015 Plan on March 1, 2019, and July 1, 2019, vest ratably on each of February 1 and July 1, 2023 subject to the employees continued employment through the applicable vesting date.

(3)	25% of each award of RSUs vests on each of the first four anniversaries of the grant date, subject to the NEO’s continued employment through the applicable vesting date.

(4)	33% of each award of RSUs vests on each of the first three anniversaries of the grant date, subject to the NEO’s continued employment through the applicable vesting date.

(5)

The number of shares or units reported and the payout value reported are based upon achieving target performance. The terms of the PSU awards provide for 50% of the award to vest following a two-year performance period and 50% of the award to vest following a three-year performance period, with actual vesting based on cumulative Adjusted EBITDA goal achievement during the applicable performance period. Shares are earned based on a sliding scale of performance above and below the performance goal. The sliding scale is anchored by a minimum performance requirement of cumulative Adjusted EBITDA. If the minimum performance goal is not achieved, then no performance shares are earned. If 100% of the performance goal is achieved, then award is paid at target and if the maximum performance is achieved, then 200% of the targeted shares are earned. If the cumulative Adjusted EBITDA falls between tiers on the sliding scale, the actual cumulative Adjusted EBITDA payout percentage shall be determined by linear interpolation between the percentages on a straight-line basis. Shares earned by the two and three-year cumulative Adjusted EBITDA performance will be adjusted based on a respective TSR. Shares earned will be adjusted -10% if TSR performance is in the bottom quartile and will be adjusted +10% if TSR performance is in the upper quartile. TSR represents stock price appreciation over each of the two performance periods.

(6)

The terms of the LSU awards provide for vesting, if at all, upon the third anniversary of the grant date (or, in the case of the June 4, 2020, grant to Mr. Blackley, upon the three-and-a-half-year anniversary) with the final award determined

48	Evolent Health, Inc. Proxy Statement 2023

Compensation of Named Executive Officers

based on the cumulative stock price performance during the period. No vesting will occur if our stock price does not experience cumulative growth of at least 33.3% from the grant date to the business day following third anniversary. Each of the grants is subject to share price-based vesting, as follows (i) if the stock price has increased by 33.3%, 75% of the shares will vest, (ii) if the stock price has increased by 50%, 100% of the shares will vest, (iii) if the stock price has increased by 100%, 150% of the shares will vest and (iv) if the stock price has increased by 200% or more, a maximum of 200% of the shares will vest, in each case, subject to the NEO’s continued employment through the applicable vesting date. The number of shares presented above represents actual shares distributed on March 2, 2023, for the March 2, 2020, grant.

(7)

The number of shares or units reported and the payout value reported are based upon achieving target performance. The terms of the PSU awards provide for vesting, if at all, upon the third anniversary of the grant date. Shares are earned based on a sliding scale of performance above and below the performance goal. The sliding scale is anchored by a minimum performance requirement of company value. Per the agreements, company value is calculated using a formula based on revenue growth and cumulative Adjusted EBITDA, as adjusted for any acquired business during the period. If the minimum performance goal is not achieved, then no performance shares are earned. If 100% of the performance goal is achieved, then award is paid at target and if the maximum performance is achieved, then 250% of the targeted shares are earned. If the company value falls between tiers on the sliding scale, the actual company value payout percentage shall be determined by linear interpolation between the percentages on a straight-line basis.

2022 Option Exercises and Stock Vested

The following table shows a summary of any stock option exercises as well as the vesting of RSUs and PSUs with respect to our NEOs in 2022.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)

Seth Blackley	75,000	$941,253	320,089	$8,688,643

John Johnson	—	—	103,956	2,841,001

Daniel McCarthy	—	—	31,796	884,708

Steve Tutewohl	11,701	88,843	28,049	778,968

Jonathan Weinberg	14,335	182,963	72,727	1,983,178

(1)	Calculated using the closing price of a share of our common stock on the exercise date, less the strike price of the option.

(2)	Calculated using the closing price of a share of our common stock on the vesting date.

Evolent Health, Inc. Proxy Statement 2023	49

Compensation of Named Executive Officers

Summary of Potential Payments Upon Termination or Change in Control

The following table shows the estimated value of benefits to our NEOs if their employment had been terminated under the various circumstances described below as of December 31, 2022, or upon the occurrence of a change in control. The amounts shown in the table exclude accrued but unpaid base salary, unreimbursed employment-related expenses, distributions under our 401(k) retirement plan (which plan is generally available to all of our employees) and the value of equity awards that were vested by their terms as of December 31, 2022.

	Without Cause / For Good Reason (No CIC) (1)	Without Cause /For Good Reason (In Connection with CIC) (1)

Seth Blackley
Severance Pay (base salary and bonus components) (2)	$2,144,000	$3,894,000	(3)
Employer-Paid COBRA (4)	42,472	56,629
Value of Equity Award Acceleration (5)	22,095,141	27,673,360

TOTAL	24,281,613	31,623,989

John Johnson
Severance Pay (base salary and bonus components) (2)	1,010,000	1,688,500
Employer-Paid COBRA (4)	—	—
Value of Equity Award Acceleration (5)	2,676,960	4,773,600

TOTAL	3,686,960	6,462,100

Daniel McCarthy
Severance Pay (base salary and bonus components) (2)	1,310,000	2,402,500
Employer-Paid COBRA (4)	29,526	44,289
Value of Equity Award Acceleration (5)	2,465,602	4,463,962

TOTAL	3,805,128	6,910,750

Steve Tutewohl
Severance Pay (base salary and bonus components) (2)	655,200	1,605,200
Employer-Paid COBRA (4)	27,068	40,602
Value of Equity Award Acceleration (5)	1,725,275	3,002,915

TOTAL	2,407,543	4,648,717

Jonathan Weinberg
Severance Pay (base salary and bonus components) (2)	703,240	1,260,740
Employer-Paid COBRA (4)	27,716	41,573
Value of Equity Award Acceleration (5)	978,120	2,077,920

TOTAL	1,709,076	3,380,233

(1)	Company’s NEOs are not entitled to any termination payments on single trigger change in control, death/disability, retirement or other termination without Cause or Good Reason.

(2)	Amounts calculated based on the dollar value of the 2022 base salary and annual bonus, that would have been payable for 2022.

(3)	Amounts calculated based on 2022 base salary and 2022 target bonus, plus actual bonus that would have been payable for 2022.

(4)

Amounts represent the dollar value of the incremental cost to the Company by providing continuing health, dental and vision coverage based on the individual’s selected coverage in effect immediately before the hypothetical termination of December 31, 2022.

(5)

The amounts indicated represent the intrinsic value of all unvested non-qualified stock options, market value of all unvested RSUs, unearned LSUs and unearned PSUs that would have vested upon Termination with Good Reason or Without Cause in both CIC and non-CIC situations as of December 31, 2022. The value of the LSUs issued in March 2020 are based upon actual shares issued upon their vesting in March 2023. The amounts were calculated based on the closing price of our common stock of $28.08 on December 31, 2022.

50	Evolent Health, Inc. Proxy Statement 2023

Compensation of Named Executive Officers

Narrative to the Potential Payments Upon Termination or Change in Control Table

The material terms of the severance and change in control agreements for Messrs. Blackley, Johnson, McCarthy, Tutewohl and Weinberg are described under the heading “Executive Compensation—Compensation Discussion and Analysis—Severance and Change in Control Agreements for Executive Officers.”

The severance and change in control agreements for each of Messrs., Blackley, Johnson, McCarthy, Tutewohl and Weinberg operate with a “double trigger” in the event of a change in control, meaning severance payments do not occur unless the employment is involuntarily terminated (other than for Cause or Good Reason) within 24 months following a change in control, provided that each executive timely executes a release of claims and complies with applicable restrictive covenants.

“Cause” is defined in each separation and change in control agreement as (a) the executive’s failure to perform any of executive’s material duties to the Company, including, without limitation, a breach of the Company’s code of ethics, conflict of interest or employment policies; (b) the executive’s misappropriation of a material business opportunity of the Company, including securing or attempting to secure any personal profit in connection with any transaction entered into on behalf of the Company; (c) the executive’s misappropriation (or attempted misappropriation) of any Company funds or property; (d) the executive’s conviction of, indictment for (or its procedural equivalent), or entering of a guilty plea or plea of no contest with respect to (or its procedural equivalent), a felony or any other crime involving dishonesty or theft of property; (e) the executive’s commission of one or more acts of sexual harassment in violation of applicable federal, state or local laws; (f) the executive’s use of illegal drugs, abuse of controlled substances, or abuse or excessive use of alcohol, which (in the case of alcohol use) interferes with or affects executive’s responsibilities to the Company or which reflects negatively upon the integrity or reputation of the Company; or (g) the executive’s breach of the terms of the applicable severance and change in control agreement, any other employment agreement, any confidentiality agreement, non-competition agreement or non-solicitation agreement or any other material agreement between Executive and the Company, after giving effect to the notification provisions, if any, and the mechanisms to remedy or cure such breach as described in any such agreement.

“Good Reason” is defined in each separation and change in control agreement as the occurrence, without the executive’s written consent, of (a) a material reduction in executive’s annual base salary or target bonus, as the same may be increased from time to time; (b) the assignment of duties to executive inconsistent in any material respect with executive’s position, authority or responsibilities with the Company, or any other action or omission by the Company which results in a material diminution of such position, authority or responsibilities; (c) a relocation of executive’s principal work location by more than fifty (50) miles from such location as of immediately prior to the date of termination; (d) a material diminution of the authority, duties or responsibilities of the supervisor to whom executive reports; or (e) any material breach of the applicable separation and change in control agreement by the Company. Notice and cure provisions apply.

None of the severance and change in control agreements for Messrs. Blackley, Johnson, McCarthy, Tutewohl or Weinberg provide for the payment of any amounts or provision of any benefits upon death or due to disability.

Evolent Health, Inc. Proxy Statement 2023	51

EQUITY COMPENSATION PLAN INFORMATION

The following table shows certain information as of December 31, 2022, concerning our compensation plans under which equity securities of the Company are authorized to be issued.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (1) (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)

Equity compensation plans approved by security holders	5,722,165	$10.38	4,093,371

Equity compensation plans not approved by security holders	—	—	—

Total	5,722,165	$10.38	4,093,371

(1)

Equity compensation plans approved by stockholders which are included in column (a) are the 2011 Plan (which includes 883,100 shares to be issued upon exercise of outstanding options) and the 2015 Plan (which includes 2,268,083, 771,360 and 520,000 shares underlying outstanding RSUs, PSUs and LSUs, respectively, and 1,279,622 shares to be issued upon exercise of outstanding options). Because there is no exercise price associated with RSUs, PSUs and LSUs, these stock awards are not included in the weighted-average exercise price calculation presented in column (b). As of April 14, 2023, 2,196,594 shares remain available for future issuance under the 2015 Plan. As of April 14, 2023, there were 5,405,748 shares subject to outstanding awards under the 2015 Plan and 2011 Plan, of which 2,503,987, 140,000 and 1,039,039 shares of our Class A common stock were subject to outstanding RSUs, LSUs and PSUs, respectively, under the 2015 Plan, 1,279,622 shares of our Class A common stock were subject to outstanding stock options under the 2015 Plan with a weighted average exercise price of $13.61 and a weighted average remaining contractual term of 3.9 years, and 443,100 shares of our Class A common stock were subject to outstanding stock options under the 2011 Plan with a weighted average exercise price of $6.14 and a weighted average remaining contractual term of 1.6 years.

(2)

Represents shares available for future issuance under the 2015 Plan. As of April 14, 2023, there were a total of 112,552,160 shares of our Class A common stock subject to outstanding stock options under both our 2011 Plan and 2015 Plan with a weighted average exercise price of $11.68 and a weighted average remaining contractual term of 3.3 years.

52	Evolent Health, Inc. Proxy Statement 2023

PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees (other than our CEO) and the annual total compensation of Seth Blackley, our CEO.

As of December 31, 2022, which is the date we used to determine our employee population for purposes of identifying our median employee, we had 3,971 full-time and part-time employees, 2,694 of whom are located in the United States with the remaining 1,277 in Pune, India. We did not include independent contractors we retained during 2022.

For the median employee from our employee population, we combined all of the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for determining total compensation in the Summary Compensation Table, except that the estimated value of health and welfare benefits under non-discriminatory benefit plans (estimated for the employee and such employee’s eligible dependents at $8,502) was also included in the calculation of the median employee’s total annual compensation for 2022 for purposes of this pay ratio disclosure, resulting in annual total compensation of $109,849.

The 2022 annual total compensation for our CEO, as reported in the Summary Compensation Table in this proxy statement, was $7,725,414. To maintain consistency between the annual total compensation of our CEO and the median employee, we added the estimated value of our CEO’s health and welfare benefits under non-discriminatory benefit plans (estimated for our CEO and our CEO’s eligible dependents at $20,492) to the amount reported in the Summary Compensation Table. This resulted in 2021 annual total compensation for our CEO for purposes of determining the pay ratio in the amount of $7,745,906. The 2022 median annual total compensation for all employees of our Company (other than our CEO), determined in accordance with the requirements for determining total compensation in the Summary Compensation Table (including the estimated value of health and welfare benefits), was $109,849. The ratio of our CEO’s annual total compensation to the median annual total compensation of all our employees (other than our CEO) for 2022 is 70.5 to 1. We believe this ratio represents a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Evolent Health, Inc. Proxy Statement 2023	53

PAY VERSUS PERF
OR
MANCE
As required by Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between compensation actually paid (as defined in Item 402(v)) and performance
.

Year (a)	Summary Compensation Table Total for First Principal Executive Officer (PEO) (1),(2) (b)	Compensation Actually Paid to First PEO (2),(3) (c)	Summary Compensation Table Total for Second Principal Executive Officer (PEO) (1),(4) (d)	Compensation Actually Paid to Second PEO (4),(5) (e)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (NEOs) (1),(6) (f)	Average Compensation Actually Paid to Non-PEO Named Executive Officers, (6),(7) (g)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions) (9) (j)	Adjusted EBITDA (millions) (10) (k)
							Total Shareholder Return (h)	Peer Group Total Shareholder Return (8) (i)

2022	$7,725,414	$11,798,548	$0	$0	$2,487,071	$2,930,848	$310	$100	$(19.2)	$106.3

2021	$6,526,285	$21,855,154	$0	$0	$1,642,000	$3,128,760	$306	$125	$(37.6)	$66.3

2020	$3,972,700	$12,282,664	$3,043,400	$10,252,573	$1,033,563	$1,779,576	$177	$130	$(334.2)	$41.4

(1)
The
PEO for 2022 was Seth Blackley, and the
non-PEO
NEOs for 2022 were John Johnson, Daniel McCarthy, Steve Tutewohl, and Jonathan Weinberg. The PEO for 2021 was Seth Blackley, and the
non-PEO
NEOs for 2021 were John Johnson, Steve Tutewohl, Jonathan Weinberg, and Aammaad Shams. The First PEO for 2020 was Seth Blackley, the second PEO for 2020 was Frank Williams, and the non-PEO
NEOs for 2020 were John Johnson, Steve Tutewohl, Jonathan Weinberg, and Aammaad Shams.

(2)
The
dollar amounts reported in column (b) are the amounts of total compensation reported for Seth Blackley for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table.”

(3)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Seth Blackley, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Seth Blackley during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to Blackley’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for First PEO	Deduct Reported Value of Equity Awards	Add Equity Award Adjustments (a)	Compensation Actually Paid to First PEO (a)

2022	$7,725,414	$(5,935,881)	$10,009,015	$11,798,548

2021	$6,526,285	$(4,789,685)	$20,118,554	$21,855,154

2020	$3,972,700	$(2,823,800)	$11,133,764	$12,282,664

54	Evolent Health, Inc. Proxy Statement 2023

Pay Versus Performance

(a)
Since the Company does not provide any qualified or
non-qualified
defined benefit pension plans or other post-employment defined benefit plans to our executive officers, no adjustments relating to defined benefit and pension plans (as applicable) were made to total compensation for each year to determine compensation actually paid. The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Deduct Grant Date Fair Value of Equity Awards Disclosed in the Summary Compensation Table	Total Equity Award Adjustments for First PEO
		Add Year End Fair Value of Equity Awards Granted During the Covered Year	Add Change in Fair Value of Outstanding and Unvested Equity Awards	Add Fair Value of Awards Granted and Vesting in the Same Year	Value of Awards Granted in Prior Years Vesting During the Covered Year	Subtract Fair Value of Awards Granted in Prior Years that Fail to Meet Applicable Vesting Conditions During the Covered Year	Total Equity Award Adjustments for First PEO

2022	$(5,935,881)	$6,083,195	$1,142,700	—	$2,783,120	—	$10,009,015

2021	$(4,789,685)	$6,902,863	$13,073,158	—	$142,532	—	$20,118,554

2020	$(2,823,800)	$8,023,000	$3,051,343	—	$59,421	—	$11,133,764

(4)
The dollar amounts reported in column (d) are the amounts of total compensation reported for Frank Williams in 2020 in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table.”

(5)
The dollar amounts reported in column (e) represent the amount of “compensation actually paid” to Frank Williams in 2020, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Frank Williams during 2020. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to Williams’ total compensation for each year to determine the compensation actually paid in 2020, using the same methodology described above in Note 3:

Year	Reported Summary Compensation Table Total for Second PEO	Deduct Reported Value of Equity Awards	Add Equity Award Adjustments (a)	Compensation Actually Paid to Second PEO (a)

2020	$3,043,400	$(1,932,000)	$9,141,173	$10,252,573

(a)
The following adjustments were made to the value of equity awards disclosed in the summary compensation table to determine compensation actually paid, using the same methodology described above in Note 3(a):

Year	Deduct Grant Date Fair Value of Equity Awards Disclosed in the Summary Compensation Table	Total Equity Award Adjustments for Second PEO
		Add Year End Fair Value of Equity Awards Granted During the Covered Year	Add Change in Fair Value of Outstanding and Unvested Equity Awards	Add Year End Value of Equity Awards Granted During the Covered Year	Add Value of Awards Granted in Prior Years Vesting During the Covered Year	Subtract Year End Fair Value of Equity Awards Granted During the Covered Year	Total Equity Award Adjustments for Second PEO

2020	$(1,932,000)	$4,772,000	$4,277,657	—	$91,516	—	$9,141,173

Evolent Health, Inc. Proxy Statement 2023	55

Pay Versus Performance

(6)	The dollar amounts reported in column (f) represent the average of the amounts reported for the non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(7)
The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the non-PEO
NEOs as a group, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO
NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to average total compensation for the non-PEO
NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Deduct Average Reported Value of Equity Awards	Add Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs (a)

2022	$2,487,071	$(1,575,500)	$2,019,277	$2,930,848

2021	$1,642,000	$(870,292)	$2,357,052	$3,128,760

2020	$1,033,563	$(363,600)	$1,109,614	$1,779,576

(a)
The following adjustments were made to the average reported value of equity awards disclosed in the summary compensation table for our non-PEO
NEOs to determine compensation actually paid, using the same methodology described above in Note 3(a):

Year	Deduct Grant Date Fair Value of Equity Awards Disclosed in the Summary Compensation Table	Average Total Equity Award Adjustments for Non-PEO NEOs
		Add Year End Fair Value of Equity Awards Granted During the Covered Year	Add Change in Fair Value of Outstanding and Unvested Equity Awards	Add Year End Value of Equity Awards Granted During the Covered Year	Add Value of Awards Granted in Prior Years Vesting During the Covered Year	Subtract Year End Fair Value of Equity Awards Granted During the Covered Year	Average Total Equity Award Adjustments for Non-PEO NEOs

2022	$(1,575,500)	$1,614,600	$32,556	–	$372,121	–	$2,019,277

2021	$(870,292)	$1,242,584	$1,039,123	–	$75,345	–	$2,357,052

2020	$(363,600)	$641,200	$466,111	–	$2,303	–	$1,109,614

(8)	Reflects the Nasdaq Healthcare Index, as disclosed by Evolent for the purposes of Item 201(e) of Regulation S-K.

(9)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(10)
The Company believes Adjusted EBITDA is the financial performance measure most closely linked to the calculation of compensation actually paid. Adjusted EBITDA is a non-GAAP
measure. Refer to Appendix A of this proxy for a reconciliation to net loss attributable to common shareholders of the Company.

56	Evolent Health, Inc. Proxy Statement 2023

Pay Versus Performance

Analysis of the Information Presented in the Pay versus Performance Table: CAP vs. TSR

Analysis of the Information Presented in the Pay versus Performance Table: CAP vs. Net Income

Evolent Health, Inc. Proxy Statement 2023	57

Pay Versus Performance

Analysis of the Information Presented in the Pay versus Performance Table: CAP vs. Adjusted EBITDA

The tables above demonstrate that over the measurement period, CAP for the PEOs and
Non-PEO
NEOs trended directionally with the Company’s cumulative TSR, net income, and the Company Selected Measure (Adjusted EBITDA). These changes are largely attributable to the fluctuation in value of outstanding equity awards, which correlate with increases and decreases in stock price and cumulative TSR. Over the measurement period, our cumulative TSR has outperformed the peer group.
Tabular List of Financial Performance Measures
The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s PEOs and non-PEO
NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	Adjusted EBITDA

•	Revenue Growth

•	Employee engagement

•	Total Shareholder Return

•	Stock Price

58	Evolent Health, Inc. Proxy Statement 2023

PROPOSAL 3:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION FOR 2022

We are asking stockholders to approve an advisory resolution on the compensation of our NEOs as reported in this proxy statement, commonly referred to as the “say-on-pay” vote. Although the say-on-pay vote is advisory and therefore non-binding on us, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. As described above in the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

•	Attract and retain highly qualified and productive executives.

•	Motivate executives to enhance our overall performance and profitability through the successful execution of the Company’s short- and long-term business strategies, with an emphasis on the long-term.

•	Align the long-term interests of our executives and stockholders through ownership of Evolent Health, Inc.’s Class A common stock by executives and by rewarding stockholder value creation.

•	Deliver an externally competitive and transparent total compensation structure.

•	Reflect our pay-for-performance philosophy.

•	Ensure that compensation opportunities are competitive.

We encourage stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our executive compensation policies and procedures, how they operate and are designed to achieve our pay-for-performance objectives and how they were applied for 2022. The Summary Compensation Table and other related compensation tables and narrative provide detailed information on the compensation of our NEOs. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” section of this proxy statement are effective in achieving our goals and that the compensation of the NEOs reported in this proxy statement has contributed to our success.

In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in this proxy statement.”

Both the next say-on-pay vote and the next say-on-frequency vote will occur at our 2024 annual meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NEOs FOR 2022 ON AN ADVISORY BASIS.

Evolent Health, Inc. Proxy Statement 2023	59

DIRECTOR COMPENSATION

Our non-employee director compensation is designed to attract, retain and compensate highly-qualified directors by providing them with competitive compensation and an equity interest in our Company to align their interests with those of our stockholders.

Each of our non-employee directors received the following as compensation for services as a director during 2022: an annual cash retainer of $75,000 and an annual grant of RSUs with a grant-date fair value of $160,000. In addition, the chair of our Audit Committee received an additional annual cash retainer of $25,000, the chair of our Compensation Committee received an additional annual cash retainer of $20,000, and the chairs of our Compliance and Regulatory Affairs Committee, our Nominating and Corporate Governance Committee and our Strategy Committee received an additional annual cash retainer of $15,000. The members of our Audit Committee received an additional annual cash retainer of $10,000, the members of our Compensation Committee received an additional cash retainer of $7,500 and the members of our Compliance and Regulatory Affairs Committee, our Nominating and Corporate Governance Committee and our Strategy Committee received an additional cash retainer of $5,250. Our Independent Board Chair received an additional cash retainer of $90,000. The equity awards granted to our non-employee directors and Mr. Williams (described below) were made pursuant to the 2015 Plan (the terms of which are summarized below) and vest on the earlier of the first anniversary of grant and the date of the Company’s Annual Meeting subject generally to continued service through such date.

The Compensation Committee is responsible for reviewing at least every two years the compensation for non-employee directors and making recommendations to the Board for its approval. As part of its most recent review, the Compensation Committee received information on compensation provided to non-employee directors at a peer group of companies and recommended changes to our director compensation program, which were approved by the Board in February 2022 and will go into effect following the Annual Meeting. Going forward, our non-employee directors will receive an annual cash retainer of $75,000 and an annual grant of RSUs with a grant-date fair value of $160,000. In April 2022, the Board approved an annual cash retainer for the Independent Board Chair of $90,000.

The Company currently anticipates that its non-employee directors will receive annual equity grants on the date of the annual stockholder meeting and any future directors elected other than at the annual meeting will receive a grant upon joining our Board and thereafter on the same schedule as other directors.

In addition to non-employee directors, the Compensation Committee reviewed compensation for Mr. Williams, as Executive Chair, the role he occupied until June 2022, when Ms. Scott became Independent Board Chair. The Compensation Committee reviewed pay at a peer group of companies and approved recommendations. These changes went into effect on January 1, 2022 which included adjusting base salary to $150,000 and an annual grant of RSUs with a grant-date fair value at $160,000 which was granted after the 2022 annual stockholder meeting.

60	Evolent Health, Inc. Proxy Statement 2023

Director Compensation

The table below details the compensation of our directors during 2022.

Director (1)	Fees Earned or Paid in Cash	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total Director Compensation

Craig Barbarosh	$90,000	$160,000	$—	$—	$—	$—	$250,000

M. Bridget Duffy, MD	95,250	160,000	—	—	—	—	252,250

David Farner(3)	75,000	160,000	—	—	—	—	235,000

Peter Grua	102,500	160,000	—	—	—	—	262,500

Diane Holder	95,250	160,000	—	—	—	—	252,250

Kim Keck	105,250	160,000	—	—	—	—	265,250

Cheryl Scott	193,000	160,000	—	—	—	—	353,000

Tunde Sotunde, MD	90,250	160,000	—	—	—	—	250,250

Frank Williams (4)	—	160,000	—	—	—	150,000	310,000

(1)

As permitted by SEC Rules, Seth Blackley, Chief Executive Officer, is not included in this table because he is an employee of the Company and receives no additional compensation for service as a director. The compensation received by Mr. Blackley as an employee is shown in the Summary Compensation Table.

(2)

Amounts in this column represent the grant date fair value of the RSU awards computed in accordance with FASB ASC Topic 718 and reflect an estimate of the grant date fair value of RSU grants made during the 2022 fiscal year, rather than amounts paid to or realized by the non-employee directors. The RSUs vest on June 8, 2023, the date of the Company’s Annual Meeting, subject in each case to continued service through the vesting date. See Note 14 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for a discussion of the assumptions used in valuation of the RSU awards.

(4)	Mr. Farner will not be standing for re-election at the Annual Meeting.

(4)

Frank Williams, the former Chairman, is included in this table because he received an equity grant of RSUs with a grant-date fair value of $160,000. As an employee of the Company, in 2022, Mr. Williams received a base salary of $150,000.

The following table shows the aggregate number of outstanding equity awards granted to each director (other than Mr. Blackley) during the year ended December 31, 2022.

Director	RSUs Outstanding

Craig Barbarosh	5,564

M. Bridget Duffy, MD	5,564

David Farner	5,564

Peter Grua	5,564

Diane Holder	5,564

Kim Keck	5,564

Cheryl Scott	5,564

Tunde Sotunde, MD	5,564

Frank Williams (1)	5,564

(1)

In addition, Mr. Williams has 1,154,676 outstanding options and 200,000 unvested stock awards (comprised of performance-based LSUs) as of December 31, 2022. On March 2, 2020, Mr. Williams, who was the Company’s CEO at such time, received a grant of 200,000 performance-based LSUs,

Evolent Health, Inc. Proxy Statement 2023	61

Director Compensation

which vested and paid out on March 2, 2023 based on the cumulative stock price performance during the three-year performance period. Based on stock price performance, Mr. Williams earned 400,000 shares of Class A common stock. See “Compensation Discussion and Analysis – Payout of CEO’s March 2, 2020 Leveraged Stock Units” for a description of the LSUs.

Director RSUs under the 2015 Plan

As reported in the Director Compensation Table above, in 2022, we granted an award of RSUs to each of our non-employee directors and Mr. Williams. The RSUs cliff vest on the earlier of June 8, 2023, and the date of our Annual Meeting, subject to the director’s continued service through the vesting date.

Absent a Change in Control (as defined above in “-Restricted Stock Unit Awards and Stock Options under the 2015 Plan”), upon a termination of service with the Board for any reason prior to the vesting date, the director’s RSU award is forfeited. Under the terms of the 2015 Plan, any non-employee director unvested RSUs will vest upon termination of the director’s services without Cause (as defined above in “-Restricted Stock Unit Awards and Stock Options under the 2015 Plan”) on or within 12 months following a Change in Control. Mr. Williams’ RSUs will vest in accordance with the terms of his severance and change-in-control agreement with the Company.

Non-Employee Director Stock Ownership Guidelines

To further align the long-term interests of our executives and our stockholders, in 2020, we adopted stock ownership guidelines applicable to our directors. The guidelines require non-employee directors to maintain beneficial ownership of shares of our common stock at five times the annual cash retainer (measured in market value). Our directors have five years from the effective date of their respective election or appointment to satisfy these stock ownership guidelines.

62	Evolent Health, Inc. Proxy Statement 2023

PROPOSAL 4:

AMENDMENT TO THE AMENDED AND RESTATED EVOLENT HEALTH, INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

General

On April 20, 2023, our Board approved an amendment to the Evolent Health, Inc. Amended and Restated 2015 Omnibus Incentive Compensation Plan (as amended by such proposed amendment, the “Amended 2015 Plan”); as amended through the date hereof (not including the proposed amendment), the “2015 Plan”) subject to approval by our stockholders, to:

•

Authorize an additional 4,000,000 shares of Class A common stock for issuance under the Amended 2015 Plan, including increase of 4,000,000 shares of Class A common stock to the limit under the Amended 2015 Plan on the number of shares of Class A common stock that may be granted and delivered pursuant to incentive stock options.

Other than as described above, we are not seeking to make any other changes to the 2015 Plan at this time. If the Amended 2015 Plan is approved by the stockholders at the Annual Meeting, it will become immediately effective as of the date of the Annual Meeting.

Our Board believes the increase in the number of shares of our Class A common stock reserved and available for awards under the Amended 2015 Plan is in the best interest of the Company and our stockholders. The Company believes that equity-based awards are an important part of its overall compensation program and wants to ensure that there is a sufficient number of shares available to adequately incentivize its employees, directors and consultants.

As of March 31, 2023, there were (a) 5,517,782 shares of our Class A common stock issued or subject to outstanding awards under the 2011 Plan and 2015 Plan, (b) 2,179,716 shares of our Class A common stock remaining available for future grants under the 2015 Plan and (c) 112,727,160 shares of our Class A common stock and no shares of our Class B common stock outstanding. As of March 31, 2023, under the 2011 and 2015 Plan, there were 2,506,021, 140,000 and 1,039,039 shares of our Class A common stock subject to outstanding RSUs, LSUs and PSUs, respectively, totaling 3,685,060 shares and 1,832,722 shares of our Class A common stock subject to outstanding stock options, with a weighted average exercise price of $11.40 and a weighted average remaining contractual term of 3.3 years. The 2015 Plan authorizes the issuance of 15,435,000 shares of Class A common stock. If stockholders approve the Amended 2015 Plan, the total number of shares of Class A common stock authorized for issuance under the 2015 Plan would be increased by 4,000,000 shares to 19,435,000 shares. Based on the number of shares of our Class A common stock issued or subject to outstanding awards under the 2015 Plan as of March 31, 2023, if the Amended 2015 Plan is approved by our stockholders, there would be 5,989,716 shares of our Class A common stock available for future grants under the Amended 2015 Plan.

Presented below is a table summarizing our common stock outstanding, shares of common stock available for future grants and outstanding equity awards under both the 2011 Plan and 2015 Plan, as of March 31, 2023.

Company Common Stock Outstanding
Class A	112,552,160

Shares of Class A Common Stock Available for Grant
2,179,716

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Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

	Weighted Average Exercise Price	Weighted Average Remaining Term	Number of Outstanding Equity Awards
Outstanding Stock Options	$11.40	3.3 years	1,832,722
Outstanding RSUs, LSUs, and PSUs	—	—	3,685,060
Total	$11.40	3.3 years	5,517,782

To ensure an adequate supply of shares available for future awards, our Board has approved, and recommends stockholders approve, the Amended 2015 Plan.

Description of the Amended 2015 Plan

A summary of the material terms of the Amended 2015 Plan is set forth below and the full text of the proposed amendment is attached hereto as Appendix B. The following summary of the material terms of the Amended 2015 Plan is qualified in its entirety by reference to Appendix B and the Amended and Restated 2015 Omnibus Incentive Compensation Plan (which is filed as Appendix D to our Definitive Proxy Statement on Schedule 14A filed on April 30, 2021).

Purpose. The purpose of the Amended 2015 Plan would be to promote the interests of the Company and our stockholders by attracting and retaining exceptional directors, officers, employees and consultants and to enable such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Amended 2015 Plan would be administered by the Compensation Committee of our Board. Subject to the terms of the Amended 2015 Plan and applicable law, the Compensation Committee would have the sole authority to administer the Amended 2015 Plan, including but not limited to: (i) taking actions and making determinations that it deems necessary or desirable for the administration of the plan, (ii) designating award recipients, (iii) determining the type of awards, (iv) determining the number of shares or dollar value to be covered by awards, (v) determining the terms and conditions of awards, (vi) determining the vesting schedules of awards, subject to a minimum vesting period of 12 months (except for awards relating to an unrestricted pool of five percent (5%) of the authorized shares of our Class A common stock), and establishing performance criteria for awards and determining whether, and to what extent, the performance criteria have been attained, (vii) determining the methods by which and to what extent awards may be settled, exercised, canceled, forfeited or suspended and determining whether awards may be exercised or settled in cash, shares, other securities or other awards, (viii) determining whether, to what extent, and under what circumstances cash, shares, other securities, other awards or other property would be deferred, (ix) interpreting or reconciling any inconsistency in and correct any default in the Amended 2015 Plan, (x) establishing, amending, suspending or waiving rules and regulations and appointing agents as it deems appropriate for proper administration of the Amended 2015 Plan, (xi) accelerating the vesting or exercisability of, payment for, or lapse of restrictions on, awards and (xii) amending an outstanding award or granting a replacement award if it determines the tax consequences of the award differ from the consequences expected to occur or changes to tax law or regulations permit awards to be granted that have more favorable tax consequences than initially anticipated.

Eligibility. Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or any of our affiliates (including Evolent Health LLC) would be eligible to participate in the Amended 2015 Plan. Currently, approximately 3,900, or all, employees and 9 non-employee directors are eligible to participate in the Second 2015 Plan.

Types of awards. The Amended 2015 Plan would provide for the grant of options intended to qualify as incentive stock options under Section 422 of the Code (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, RSUs, PSUs, cash incentive awards, deferred share units and other stock-based awards.

Shares available for awards. Subject to adjustment as described below, the aggregate number of shares of Class A common stock that would be available to be delivered pursuant to awards granted under the

64	Evolent Health, Inc. Proxy Statement 2023

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

Amended 2015 Plan would be 19,435,000 shares (including in respect of awards previously granted under the 2015 Plan prior to the date of the Annual Meeting); however, with only approximately 5,989,716 shares of our Class A common stock being currently available for future grants under the Amended 2015 Plan. Each share with respect to any share-based award would reduce the aggregate number of shares available by one share. If an award is forfeited, or otherwise expires, terminates or is canceled without delivery of shares, or is settled other than wholly by delivery of shares (including by cash settlement), the shares covered by the award that were not issued would again be available for issuance under the Amended 2015 Plan. Shares tendered or withheld in payment of an exercise price or for withholding taxes of an award (including awards previously granted under the 2015 Plan) would not again be available for issuance under the Amended 2015 Plan. In addition, if SARs were settled in shares upon exercise, the total number of shares subject to the award rather than the number of shares actually issued upon exercise would be counted against the number of shares available for issuance under the Amended 2015 Plan.

In addition, the Amended 2015 Plan would include the following limitations:

•

No participant (other than a non-employee director) may be granted awards in excess of 5,000,000 shares in the aggregate or cash and other property in excess of $5,000,000, in each case, in any fiscal year;

•

Each non-employee director may not be granted awards in the aggregate for more than 500,000 shares in the aggregate or cash and other property in excess of $500,000, in each case, in any fiscal year; and

•	The maximum number of shares that would be available for granting ISOs is 19,435,000 shares.

Changes in capitalization. In the event of any extraordinary dividend or distribution (whether in cash, shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off affecting shares of our Class A common stock, the Compensation Committee would equitably adjust any or all of (i) the number and class of shares that thereafter may be made the subject of awards under the plan (including the share limit, the ISO limit, and the annual individual share limit) and (ii) the terms of any outstanding award, including the exercise price and the number or kind of shares or other securities of the Company or other property subject to outstanding awards.

In the event the Compensation Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event affects the shares, including a Change of Control (as defined below), the Compensation Committee, in its discretion, would be permitted to (i) make the equitable adjustments described above, (ii) make a cash payment to award holders in exchange for the cancellation of the award (including, in the case of options and SARs. the excess of the fair market value (as defined in the Amended 2015 Plan) over the exercise price) and (iii) cancel and terminate without payment any option or SAR having a per-share exercise price greater than or equal to the fair market value of the shares subject to the award, in each case, as it deems appropriate or desirable.

Substitute awards. The Compensation Committee would be permitted to grant awards under the Amended 2015 Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of our affiliates or a company that we acquired or with which we combined. Any shares issued by the Company through the assumption of or substitution for outstanding awards granted by a company that we acquired would not reduce the aggregate number of shares of our Class A common stock available for awards under the Amended 2015 Plan, except that awards issued in substitution for ISOs would reduce the number of shares of our Class A common stock available for ISOs under the Amended 2015 Plan.

Stock options. The Compensation Committee would be permitted to grant both ISOs and NSOs under the Amended 2015 Plan. The exercise price of a stock option would not be permitted to be less than 100% of the fair market value of a share of our Class A common stock on the grant date. If the option were granted to a ten percent stockholder, the exercise price would not be permitted to be less than 110% of the fair market value on the grant date. Each option would become vested or exercisable under such terms as the Compensation Committee provides in its discretion, specified in the applicable award agreement or

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Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

thereafter, subject to the minimum 12-month vesting period. Unless otherwise set forth in the applicable award agreement, each option would expire upon the earlier of (i) the tenth anniversary (or the fifth anniversary, in the case of an ISO granted to a ten percent stockholder) of the date the option is granted and (ii) three months after the date the participant who is holding the option ceases to be a director, officer, employee or consultant for us or one of our affiliates. The exercise price would be permitted to be paid in cash, or in the Compensation Committee’s sole discretion, shares of common stock, by having the Company withhold shares from shares of common stock otherwise issuable, or through any other method approved by the Compensation Committee.

Stock appreciation rights. The Compensation Committee would be permitted to grant SARs under the Amended 2015 Plan. The exercise price of a SAR would not be permitted to be less than 100% of the fair market value of a share of our Class A common stock on the grant date. Each SAR would become vested or exercisable under such terms as the Compensation Committee provides in its discretion, specified in the applicable award agreement or thereafter, subject to the minimum 12-month vesting period. Upon exercise of a SAR, the holder would receive cash or shares of our Class A common stock, as determined by the Compensation Committee, equal in value to the excess, if any, of the fair market value of a share of our Class A common stock on the date of exercise of the SAR over the exercise price of the SAR. Unless otherwise set forth in the applicable award agreement, each SAR would expire on the earlier of (i) the tenth anniversary of the date the SAR is granted and (ii) three months after the date on which the participant who is holding the SAR ceases to be a director, officer, employee or consultant for us or one of our affiliates.

Restricted stock and restricted stock units. The Compensation Committee would be permitted to grant restricted stock and RSUs under the Amended 2015 Plan. Restricted stock is an award of shares of our Class A common stock that is subject to restrictions on transfer and a substantial risk of forfeiture. The terms and conditions of any restricted stock award would be determined by the Compensation Committee and set forth in the applicable award agreement. An RSU would be granted with respect to one share of our Class A common stock or would have a value equal to the fair market value of one such share. RSUs would be permitted to be paid in cash, shares of common stock, other securities, other awards or other property, as determined in the sole discretion of the Compensation Committee, or as set forth in the applicable award agreement. Each award of restricted stock or RSUs would become vested under such terms as the Compensation Committee provides in its discretion, specified in the applicable award agreement or thereafter, subject to the minimum 12-month vesting period. Except as provided in the applicable award agreement, the participant would be entitled to the rights of a stockholder (including the right to vote) in respect of an award of restricted stock.

Performance-based awards. The Compensation Committee may grant awards the vesting and/or settlement of which is contingent upon the satisfaction of one or more performance goals. The performance criteria upon which the goals may be based would include, but would not be limited to, the following: net sales; revenue; revenue or product growth; operating income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of, share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory performance; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects; recruiting and maintaining personnel; objective measures of productivity or operating efficiency; product pricing targets; combined ratio; operating ratio; leverage ratio; credit rating; borrowing levels; level or amount of acquisitions; enterprise value; book, economic book or intrinsic book value (including book value per share) and customer satisfaction survey results. These performance criteria would be permitted to be applied on an absolute basis or relative to one or more peer companies or indices or any combination thereof or, if applicable, computed on an accrual or cash accounting basis. The performance goals and periods would vary from participant to participant and from time to time.

66	Evolent Health, Inc. Proxy Statement 2023

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

Performance stock units. The Compensation Committee would be permitted to grant PSUs under the Amended 2015 Plan. Each PSU would have an initial value that would be established by the Compensation Committee at the time of grant. The terms and conditions of any PSU would be determined by the Compensation Committee, subject to the terms of the Amended 2015 Plan, and set forth in the applicable award agreement. The Compensation Committee would be permitted to pay earned PSU in the form of cash or in shares of our common stock (or in a combination thereof) that had an aggregate fair market value (as defined in the Amended 2015 Plan) equal to the value of the earned performance units at the close of the applicable performance period.

Cash incentive awards. The Compensation Committee would be permitted to grant cash incentive awards under the Amended 2015 Plan. Cash inventive awards would be paid in cash and calculated without reference to the fair market value of a share of our Class A common stock. Each cash incentive award would have an initial value that is established by the Compensation Committee at the time of grant. The Compensation Committee would be permitted to set performance goals or other payment conditions in its discretion, which would determine the amount and/or value of the cash incentive award that would be paid to the participant.

Other stock-based awards. The Compensation Committee would be permitted to grant other equity or equity-based awards, including deferred share awards (an unfunded and unsecured promise to deliver shares of our common stock or cash in accordance with the applicable award agreement), fully-vested shares or otherwise.

Dividends and dividend equivalent rights. The Compensation Committee would be permitted to provide for the payment of dividends or dividend equivalents on awards (other than stock options or SARs or cash incentive awards) payable in cash, shares of common stock, other securities, other awards or other property (as set forth in the applicable award agreement), including by (i) withholding of such amounts by the Company subject to vesting of the award or (ii) reinvestment in additional shares of common stock, shares of restricted stock or other awards. A participant would only be eligible to receive dividends or dividend equivalents in respect of any such award to the extent the award becomes vested (and will be forfeited if the award is forfeited).

Change of control. In the event of a Change of Control (as defined below), unless otherwise provided pursuant to an award agreement, all awards granted under the Amended 2015 Plan that were outstanding and unvested immediately prior to the Change of Control would remain outstanding and unvested, provided that, if within 12 months following a Change of Control, a participant’s employment or services with the Company and our affiliates were terminated without Cause (as defined below), the following would automatically occur as of the date of such termination: (a) acceleration of vesting or exercisability of options and SARs, (b) acceleration of vesting of performance-based awards (including cash-incentive awards and performance units) and pro rata payout at target levels and (c) acceleration of vesting and exercisability and the lapse of restrictions on all other outstanding awards.

Unless otherwise provided pursuant to an award agreement for purposes of the Amended 2015 Plan, a Change of Control would be defined to mean any of the following events, generally:

•

during any period of 24 consecutive months, a change in the composition of a majority of the Board, as constituted on the first day of such period, that was not supported by a majority of the incumbent Board or made pursuant to the stockholders agreement with UPMC;

•

consummation of certain mergers or consolidations of the Company or a sale or other disposition of all or substantially all of the Company’s assets to an unaffiliated entity, following which the Company’s stockholders hold 50% or less of the combined voting power of the surviving entity;

•	stockholder approval of a complete liquidation or dissolution of the Company; or

•

acquisition by any individual, entity or group of beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors.

Although award agreements would be permitted to provide for a different definition of Change of Control than would be provided for in the Amended 2015 Plan, except in the case of a transaction described in the third bullet above, any definition of Change of Control set forth in any award agreement would be

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Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

required to provide that a change of control would not occur until consummation or effectiveness of a Change of Control of the Company, rather than upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a Change of Control of the Company.

Unless otherwise provided pursuant to an award agreement or an individual employment or services agreement for purposes of the Amended 2015 Plan, Cause would be defined to mean, generally, a participant’s:

•	failure to perform his or her material duties to the Company;

•	misappropriation of a material business opportunity of the Company or of any Company funds or property;

•	conviction of, indictment for, or entering a guilty plea or a plea of no contest to a felony or any other crime involving dishonesty or theft of property;

•	commission of an act of sexual harassment in violation of applicable law;

•

use of illegal drugs or abuse of controlled substances or alcohol, which in the case of alcohol use, interferes with the participant’s job responsibilities or reflects negatively upon the integrity or reputation of the Company; or

•	breach of the terms of any employment agreement, restrictive covenant agreement or other material agreement with the Company.

For purposes of the definition of Cause, references to the Company would include any of our subsidiaries or affiliates.

Amendment and termination. Our Board would be permitted to amend, suspend or terminate the Amended 2015 Plan, subject to approval of our stockholders if required by the applicable stock exchange listing rules or by applicable law. No such amendment, suspension or termination of the Amended 2015 Plan would be permitted to materially and adversely impair the rights of a holder of an outstanding award without the holder’s consent. No amendment would be permitted to reduce the exercise price of an option or SAR, reprice the option or SAR under GAAP or repurchase or cancel an option or SAR at a time when its exercise price was greater than the fair market value of the underlying shares, without the prior approval of stockholders.

Term. The 2015 Plan became effective as of May 1, 2015, the date of its adoption by our Board and was amended on April 18, 2018. The Amended 2015 Plan was adopted by the Board on April 20, 2023, subject to approval by our stockholders. No award would be permitted to be granted under the Amended 2015 Plan after the tenth anniversary of the date the 2015 Plan was adopted by our Board. Previously granted awards would remain outstanding beyond the termination date of the Amended 2015 Plan.

Certain U.S. Federal Tax Aspects of the Amended 2015 Plan

The following summary describes the U.S. federal income tax treatment associated with awards under the Amended 2015 Plan. The summary is based on the law as in effect on the date hereof. The rules concerning the federal income tax consequences of stock awards, including options, are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences. Moreover, it does not discuss state or local tax consequences or non-U.S. tax consequences that may apply.

Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option results in taxable income to the optionee for regular federal income tax purposes. However, an amount equal to (i) the per share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the incentive stock option is being exercised will count as “alternative minimum taxable income” which, depending on the particular facts, could result in liability for the “alternative minimum tax” or AMT. If the optionee does not dispose of the shares issued pursuant to the exercise of an incentive stock option until on or after the later of the two-year anniversary of the date of grant of the incentive stock option and the one-year anniversary of the date of the acquisition of those

68	Evolent Health, Inc. Proxy Statement 2023

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

shares, then (a) upon a later sale or taxable exchange of the shares, any recognized gain or loss will be treated for tax purposes as a long-term capital gain or loss and (b) the Company will not be permitted to take a deduction with respect to that incentive stock option for federal income tax purposes.

If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally the optionee will realize ordinary income in the year of disposition in an amount equal to the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the incentive stock option over the amount paid for the shares or (ii) the excess of the amount realized on the disposition of the shares over the participant’s aggregate tax basis in the shares (generally, the exercise price). A deduction will be available to the Company equal to the amount of ordinary income recognized by the optionee. Any further gain realized by the optionee will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise will eliminate the alternative minimum tax effect of the incentive stock option exercise.

Special rules may apply where all or a portion of the exercise price of an incentive stock option is paid by tendering shares, or if the shares acquired upon exercise of an incentive stock option are subject to substantial forfeiture restrictions. The foregoing summary of tax consequences associated with the exercise of an incentive stock option and the disposition of shares acquired upon exercise of an incentive stock option assumes that the incentive stock option is exercised during employment or within three months following termination of employment. The exercise of an incentive stock option more than three months following termination of employment will result in the tax consequences described below for nonqualified stock options, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as incentive stock options will be treated for tax purposes as nonqualified stock options (not as incentive stock options) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

Nonqualified Stock Options. A nonqualified stock option (that is, a stock option that does not qualify as an incentive stock option) results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising a nonqualified stock option will, at that time, realize taxable ordinary compensation income equal to (i) the per share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the option is being exercised. If the nonqualified stock option was granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. A corresponding deduction will be available to the Company. The foregoing summary assumes that the shares acquired upon exercise of a nonqualified stock option are not subject to a substantial risk of forfeiture.

SARs. A SAR results in no taxable income to the participant or deduction to the Company at the time it is granted. A participant who exercises a SAR will recognize taxable ordinary compensation income upon the exercise of a SAR equal to the amount of any cash received and the fair market value of any shares received as a result of the exercise. If the SAR was granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. A corresponding deduction will be available to the Company.

Restricted Stock. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of grant. Instead, the participant recognizes ordinary income in the first taxable year in which the participant’s interest in the shares becomes either: (i) freely transferable or (ii) no longer subject to a substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the amount, if any, paid for the shares. If the restricted stock was granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. Subsequently realized changes in the value of the shares will be eligible for capital gains treatment. However, a participant may make an election under Code Section 83(b) to recognize income at the time of grant of the restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of grant. If an election under Code Section 83(b) is made, there

Evolent Health, Inc. Proxy Statement 2023	69

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

will generally be no tax consequences to the participant upon the lapse of the substantial risk of forfeiture, and all subsequent appreciation in the shares generally will be eligible for capital gains treatment. In the event of a forfeiture of the restricted stock after an election under Code Section 83(b) is made, no deduction or loss will be available, other than with respect to amounts actually paid for the shares. The Company is entitled to receive a deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which the shares becomes freely transferable or no longer subject to substantial risk of forfeiture (or in the taxable year of grant if the participant filed a timely election an election under Code Section 83(b)).

RSUs, PSUs, Cash Incentive Awards, and Other Stock-Based Awards. RSUs, performance units, cash incentive awards and other stock-based awards, including deferred share units and leveraged share units (collectively, “Other Equity Awards”) result in no taxable income to the participant or deduction to the Company at the time the award is granted. A participant who receives Other Equity Awards will recognize ordinary income equal to the amount of any cash received and the fair market value of any shares received on settlement. If Other Equity Awards are granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. A corresponding deduction will be available to the Company. If an Other Equity Award is settled in whole or in part in shares, subsequently realized changes in the value of the shares will be eligible for capital gains treatment.

Section 409A. Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount, and a possible interest charge. While certain awards under the Amended 2015 Plan could be subject to Section 409A of the Code, the Amended 2015 Plan and the awards granted thereunder are intended to be exempt from, or comply with, the requirements of Section 409A of the Code, where applicable.

Section 162(m) of the Code. Section 162(m) of the Code generally provides that we may not deduct compensation of more than $1,000,000 paid in any fiscal year to any “covered employee” which generally includes the CEO, CFO and the three other most highly compensated executive officers of the Company. As result, compensation (including in respect of awards granted under the A&R 2015 Plan) over $1,000,000 per year paid by the Company to any covered employee will generally be nondeductible under Section 162(m) of the Code.

New Plan Benefits under the Amended 2015 Plan

Future awards under the Amended 2015 Plan would be granted at the discretion of the Compensation Committee, and, therefore, the types, numbers, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to equity-based compensation under the 2015 Plan is presented elsewhere in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Additional Information Regarding the Amended 2015 Plan

The following table lists each person named in the Summary Compensation Table, all current executive officers as a group, all current directors (other than executive officers) as a group, each director nominee, each associate of the foregoing persons, each other person who received at least 5% of the options under the 2015 Plan, and all current employees of the Company (other than executive officers) as a group, indicating the aggregate number of options granted under the 2015 Plan to each of the foregoing since the inception of the 2015 Plan in 2015. The fair market value per share of Class A common stock on April 14, 2023 was $32.88.

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Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

OUTSTANDING AWARDS

Name and Principal Position	Options granted under the 2015 Plan From Inception	Weighted Average Exercise Price
Seth Blackley, Chief Executive Officer	368,731	$13.27
John Johnson, Chief Financial Officer	33,535	14.13
Daniel McCarthy, President	38,817	15.31
Steve Tutewohl, Chief Operating Officer	24,090	9.05
Jonathan Weinberg, General Counsel	54,395	15.87
All Current Executive Officers as a Group (five persons)	519,568	13.55
All Current Directors (other than Executive Officers) as a Group (nine persons)	585,616	13.26
Associates of Named Executive Officers, Directors and Director Nominees	—	—
All Current Employees (other than Executive Officers) As a Group (fourteen persons)	174,438	14.91

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2015 OMNIBUS INCENTIVE COMPENSATION PLAN.

Evolent Health, Inc. Proxy Statement 2023	71

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Class A common stock as of April 14, 2023, by:

•	each person whom we know to own beneficially more than 5% of our Class A common stock;

•	each of the directors and named executive officers individually; and

•	all directors and executive officers as a group.

As of April 14, 2023, there were 112,665,088 shares of our Class A common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our Class A common stock subject to options currently exercisable or exercisable within 60 days of April 14, 2023, or shares of our Class A common stock subject to unvested RSUs that will vest within 60 days of April 14, 2023, are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options, but are not deemed outstanding for calculating the percentage of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Class A common stock.

	Shares of Class A Common Stock Beneficially Owned	Percentage of Shares of Class A Common Stock Beneficially Owned
Named executive officers, directors, and nominated directors[2]
Frank Williams (1)	1,583,383	1.4%
Seth Blackley (2)	1,289,920	1.1%
Craig Barbarosh (3)	17,198	*
M. Bridget Duffy, MD (3)	32,148	*
David Farner(3) (4)	67,091	*
Peter Grua (3) (5)	13,619	*
Diane Holder (3) (6)	67,091	*
Richard Jelinek(7)	1,700	*
Kim Keck (3)	16,224	*
Cheryl Scott (3)	41,104	*
Tunde Sotunde, MD (3)	8,969	*
John Paul Johnson (8)	136,394	*
Daniel McCarthy (9)	251,725	*
Steve Tutewohl (10)	55,140	*
Jonathan Weinberg (11)	140,359	*
All directors and executive officers as a group (fourteen people)	3,722,065	3.3%
Greater than 5% Stockholders:
FMR LLC (12)	14,641,699	13.0%
The Vanguard Group (13)	9,790,816	8.7%
BlackRock, Inc. (14)	7,701,919	6.8%

*	Represents less than 1.0%

72	Evolent Health, Inc. Proxy Statement 2023

Security Ownership of Certain Beneficial Owners and Management

(1)

Includes 714,676 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 14, 2023 and 5,564 restricted stock units from service on our board of directors that will vest within 60 days of April 14, 2023. Excludes 66,064 shares held in a grantor retained annuity trust (“GRAT”) for estate planning purposes. Mr. Williams is not the trustee of the GRAT and, therefore, does not have voting or dispositive power over such shares; as a result, Mr. Williams also disclaims beneficial ownership of the shares in the GRAT.

(2)	Includes 679,771 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 14, 2023.

(3)	Includes 5,564 restricted stock units from service on our board of directors that will vest within 60 days of April 14, 2023.

(4)

David Farner, who is one of our directors, is Executive Vice President and Chief Strategic and Transformation Officer UPMC. Mr. Farner has no voting or investment power over and disclaims beneficial ownership of the shares held by UPMC. The address of Mr. Farner is c/o UPMC, U.S. Steel Building, 600 Grant Street, 55th Floor, Pittsburgh, PA 15219.

(5)

Excludes 23,251 shares held by the Peter J. Grua 2004 Revocable Trust. Mr. Grua is not the trustee of the trust and, therefore, does not have voting or dispositive power over such shares; as a result, Mr. Grua also disclaims beneficial ownership of the shares in the trust.

(6)

Diane Holder, who is one of our directors, is Executive Vice President of UPMC. Ms. Holder has no voting or investment power over and disclaims beneficial ownership of the shares held by UPMC. The address of Ms. Holder is c/o UPMC, U.S. Steel Building, 600 Grant Street, 55th Floor, Pittsburgh, PA 15219.

(7)	Mr. Jelinek does not currently serve on the Board of Directors but has been nominated for election at the Annual Meeting.

(8)	Includes 33,535 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 14, 2023.

(9)	Includes 41,817 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 14, 2023.

(10)	Includes 14,739 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 14, 2023.

(11)	Includes 54,395 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 14, 2023.

(12)

Beneficial ownership is based on Schedule 13G filed by FMR LLC reporting ownership as of April 6, 2023. FMR LLC disclosed sole voting power as to 14,640,844 shares of Class A common stock and sole dispositive power as to 14,641,699 shares of Class A common stock. The address of FMR LLC is 245 Summer Street Boston, Massachusetts 02210.

(13)

Beneficial ownership is based on Amendment No. 5 to Schedule 13G filed by The Vanguard Group reporting ownership as of December 30, 2022. The Vanguard Group disclosed shared voting power as to 139,232 shares of Class A common stock, sole dispositive power as to 9,564,739 shares of Class A common stock and shared dispositive power with respect to 226,077 shares of Class A common stock. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(14)

Beneficial ownership is based on Amendment No. 4 to Schedule 13G filed by BlackRock, Inc. reporting ownership as of December 31, 2022. BlackRock, Inc. disclosed sole voting power as to 7,314,460 shares of Class A common stock and sole dispositive power as to 7,701,919 shares of Class A common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file with the SEC initial reports of stock ownership and reports of changes in ownership of common stock and other equity securities of the Company. All Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to fiscal 2022, except that one form for Mr. Williams was inadvertently filed two days late.

Evolent Health, Inc. Proxy Statement 2023	73

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described under “Executive Compensation” and “Director Compensation,” the following is a description of each transaction that has occurred since the beginning of 2022, and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers, beneficial holders of more than 5% of either class of our common stock, or any member of their immediate family or person sharing their household had or will have a direct or indirect material interest.

UPMC

The Company is or has been a participant in certain transactions with UPMC, which beneficially owned more than 5% of our outstanding Class A common stock until February 2023.

Tax receivables agreement

As part of our initial public offering in 2015, we entered into a tax receivables agreement with certain of our pre-IPO investors, including UPMC, which beneficially owned more than 5% of our outstanding Class A common stock until February 2023. Exchanges of Class B common units of Evolent Health LLC, together with an equal number of shares of our Class B common stock, for shares of our Class A common stock, have increased our tax basis in Evolent Health LLC’s tangible and intangible assets. These increases in tax basis have increased our depreciation and amortization deductions and create other tax benefits and, therefore, may reduce the amount of tax that we would otherwise be required to pay in the future. In addition, certain net operating losses are available to us as a result of the reorganization we completed in connection with our initial public offering.

The tax receivables agreement requires us to pay to such investors 85% of the cash savings, if any, in U.S. federal, state and local and non-U.S. income tax (as applicable) we realize as a result of any deductions attributable to increases in tax basis following the exchanges described above or deductions attributable to imputed interest or future increases in tax basis following payments made under the tax receivables agreement. Additionally, pursuant to the same agreement we will pay the former stockholders of Evolent Health Holdings, Inc. 85% of the amount of the cash savings, if any, in U.S. federal, state and local and non U.S. income tax that we realize as a result of the utilization of approximately $79.3 million of net operating losses attributable to periods prior to our initial public offering, as well as deductions attributable to imputed interest on any payments made under the agreement.

We will benefit from the remaining 15% of any realized cash savings. For purposes of the tax receivables agreement, cash savings in income tax will be computed by comparing our actual income tax liability with our hypothetical liability had we not been able to utilize the tax benefits subject to the tax receivables agreement. The tax receivables agreement will remain in effect until all such tax benefits have been used or expired, unless the agreement is terminated early, as described below. Estimating the amount of payments to be made under the tax receivables agreement cannot be done reliably at this time because any increase in tax basis, as well as the amount and timing of any payments under the tax receivables agreement, will vary depending on a number of factors, including:

•	the tax rates in effect at the time we use the increased amortization and depreciation deductions or realize other tax benefits;

•	any limitation on our utilization of the net operating losses attributable to periods prior to our initial public offering under Section 382 of the Code; and

•	the amount, character and timing of our taxable income.

74	Evolent Health, Inc. Proxy Statement 2023

Certain Relationships and Related Party Transactions

We are required under the tax receivables agreement to pay 85% of the tax savings, described above, if any, as and if realized. Except in certain circumstances, if in a given taxable year we do not have taxable income, before taking into account any tax benefits subject to the tax receivables agreement, we will not be required to make payments under the agreement for that taxable year because no tax savings will have been realized.

The payments that we make under the tax receivables agreement could be substantial. Assuming no material changes in relevant tax law and based on our current operating plan and other assumptions, we estimate that the total amount that we would be required to pay under the tax receivables agreement could be approximately $113.1 million. This estimated amount includes (i) approximately $18.1 million of potential future payments under the tax receivables agreement related to the future utilization of the pre-IPO NOLs described above and (ii) approximately $95.0 million related to the tax basis step-up of the assets of Evolent Health LLC in connection with the exchanges that occurred in 2016, 2017, 2018 and 2019. The actual amount we will be required to pay under the tax receivables agreement may be materially greater than these amounts, as potential future payments will vary depending on a number of factors, including those listed above. The obligations under the tax receivables agreement are obligations of Evolent Health, Inc. and not obligations of Evolent Health LLC. Payments under the tax receivables agreement are generally due within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, but interest on such payments will begin to accrue at a rate of LIBOR plus 100 basis points from the due date (without extensions) of such tax return. Late payments will generally accrue interest at a rate of LIBOR plus 500 basis points.

The tax receivables agreement provides that upon certain changes of control, or if, at any time, we elect an early termination of the tax receivables agreement or are in material breach of our obligations under the tax receivables agreement, we would be required to make an immediate payment equal to the present value of the anticipated future tax benefits to certain parties under the tax receivables agreement. Such payment would be based on certain valuation assumptions and deemed events set forth in the tax receivables agreement, including the assumptions that we have sufficient taxable income to fully utilize such tax benefits. The benefits would be payable even though, in certain circumstances no net operating losses would actually be used at the time of the accelerated payment under the tax receivables agreement. Accordingly, payments under the tax receivables agreement may be made years in advance of the actual realization, if any, of the anticipated future tax benefits and may be significantly greater than the benefits we realize in respect of the tax attributes subject to the tax receivables agreement.

Were the IRS to successfully challenge the tax basis increases or the existence or amount of net operating losses described above, we would not be reimbursed for any payments previously made under the tax receivables agreement, but future payments under the tax receivables agreement, if any, would be netted against any unreimbursed payments to reflect the result of any such successful challenge by the IRS. As a result, we could make payments under the tax receivables agreement in excess of our actual cash savings in income tax. Furthermore, payments under the tax receivables agreement will themselves give rise to additional tax benefits and therefore, to additional payments under the tax receivables agreement. To the extent that we are unable to make payments under the tax receivables agreement for any reason, such payments will be deferred and will accrue interest until paid.

Stockholders agreement

In connection with our initial public offering, we entered into a stockholders agreement with certain stockholders, including UPMC. The stockholders agreement contains provisions related to the composition of our Board, the committees of our Board and our corporate governance. Under the stockholders agreement, for so long as UPMC owns at least 40% of the shares of common stock held by it upon the completion of our initial public offering, UPMC will be entitled to nominate two directors to serve on our Board. When UPMC owns less than 40% but at least 5% of the shares of common stock held by it following the completion of our initial public offering, UPMC will be entitled to nominate one director to serve on our Board. As of April 14, 2023, UPMC owns less than 40% but at least 5% of the shares of our common stock it held upon the completion of our initial public offering. Pursuant to these provisions, UPMC designated Diane Holder as a nominee for director to be elected at the Annual Meeting.

Evolent Health, Inc. Proxy Statement 2023	75

Certain Relationships and Related Party Transactions

The stockholders agreement provides that UPMC and its affiliates will not have any duty to refrain from (1) engaging, directly or indirectly, in the same or similar business activities or lines of business as us, including those business activities or lines of business deemed to be competing with us, or (2) doing business with any of our clients, customers or vendors. In the event that UPMC or any of its affiliates acquires knowledge of a potential business opportunity which may be a corporate opportunity of us, they will have no duty to communicate or offer such corporate opportunity to us. The stockholders agreement prohibits certain business combination transactions in which our Class A common stock is exchanged for consideration unless each holder of shares of Class A common stock or Class B common stock is allowed to participate equally in the transaction as if the Class B common stock, together with the corresponding number of Class B units, had been exchanged for shares of Class A common stock pursuant to the exchange agreements immediately prior to the transaction.

Registration rights agreement

In connection with our initial public offering, we entered into a registration rights agreement with certain stockholders, including UPMC, to register for sale under the Securities Act shares of our Class A common stock in the circumstances described above. As of April 14, 2023, the only shares covered by registration rights were 2,190,702 shares of Class A common stock held by UPMC.

Piggyback registration rights

If we propose to register any shares of our equity securities under the Securities Act either for our own account or for the account of any other person, then UPMC is entitled to notice of the registration and will be entitled to include their shares of Class A common stock in the registration statement. These piggyback registration rights are subject to specified conditions and limitations, including the right of the underwriters, if any, to limit the number of shares included in any such registration under specified circumstances.

Shelf registration rights

Pursuant to the registration rights agreement, we registered the potential resale of all the shares of Class A common stock entitled to these registration rights, including such shares reserved for potential exchange in the future for Class B common units, on our Registration Statement on Form S-3, File No. 333-212709, initially filed on July 28, 2016, and declared effective on August 12, 2016.

Expenses and indemnification

We will pay all expenses relating to any demand, piggyback or shelf registration, other than underwriting discounts and commissions and any transfer taxes, subject to specified conditions and limitations. The registration rights agreement includes customary indemnification provisions, including indemnification of the participating holders of shares of Class A common stock and their directors, officers and employees by us for any losses, claims, damages or liabilities in respect thereof and expenses to which such holders may become subject under the Securities Act, state law or otherwise.

Termination of registration rights

The registration rights granted under the registration rights agreement will terminate upon the date the holders of shares that are a party thereto no longer hold any such shares that are entitled to registration rights.

Commercial agreements with UPMC

As described below, Evolent Health LLC is a party to various commercial agreements with UPMC.

Services, reseller and non-competition agreements

The Company and UPMC are parties to a Reseller, Services and Non-Competition Agreement, dated August 31, 2011, which was amended and restated by the parties on June 27, 2013 (as amended through the date hereof, the “UPMC Reseller Agreement”). Under the terms of the UPMC Reseller Agreement,

76	Evolent Health, Inc. Proxy Statement 2023

Certain Relationships and Related Party Transactions

UPMC has appointed the Company as a non-exclusive reseller of certain UPMC third party administration services (“TPA”). The UPMC Reseller Agreement includes certain non-compete provisions applicable to the Company, including certain regional restrictions as well as restrictions prohibiting the Company from providing certain TPA services to a limited number of third parties for a certain period of time. Subject to these limitations, the Company is not otherwise restricted from providing TPA services to third parties. The UPMC Reseller Agreement also restricts UPMC’s right to sell certain products and services to certain Evolent Health LLC partners and certain prospective partners. UPMC and Evolent Health LLC have agreed to indemnify each other for any losses, including those relating to material breach of the UPMC Reseller Agreement. Each of UPMC and Evolent Health LLC may terminate the UPMC Reseller Agreement for cause, subject to a specified notice period. We had expenses attributable to UPMC of $0 and $1.2 million under the UPMC Reseller Agreement during the three months ended March 31, 2023, and fiscal year ended December 31, 2022, respectively.

License agreements

In connection with its formation, Evolent Health LLC entered into an IP Agreement with UPMC (the “UPMC IP Agreement”), pursuant to which UPMC granted Evolent Health LLC a license to certain intellectual property, subject to certain time and use limitations, in exchange for its equity interest in Evolent Health LLC. UPMC and Evolent Health LLC have agreed to indemnify each other for any losses including those relating to material breach of the UPMC IP Agreement.

In connection with its formation, Evolent Health LLC also entered into a Technology Agreement with UPMC (the “UPMC Technology Agreement”), pursuant to which UPMC granted to Evolent Health LLC a license to use and sublicense a technology platform developed by UPMC which enables the sharing of key, actionable information among hospitals, clinicians, health plan and other healthcare resources, subject to certain time and use limitations, in exchange for its equity interest in Evolent Health LLC. UPMC and Evolent Health LLC have agreed to indemnify each other for any losses including those relating to material breach of the UPMC Technology Agreement.

Magellan

On January 20, 2023, the Company acquired NIA pursuant to the previously announced Stock and Asset Purchase Agreement, dated November 17, 2022, by and among the Company, Evolent Health LLC, Magellan Health, Inc. (“Magellan”), and Magellan Healthcare, Inc. (the “Magellan Purchase Agreement”). Pursuant to the terms of the Magellan Purchase Agreement, Evolent Health LLC acquired all of the issued and outstanding shares of capital stock of National Imaging Associates, Inc. as well as certain assets held by Magellan and/or certain of its subsidiaries that were used in the Magellan Specialty Health Division. At closing, Evolent Health LLC paid cash consideration to Magellan and certain of its affiliates of approximately $386.7 million (which is subject to certain post-closing adjustments) and issued 8,474,576 shares of the Company’s Class A Common Stock (“Magellan Class A Shares”) to Magellan. In connection with the closing, on January 20, 2023, the Company entered into a Registration Rights Agreement with Magellan, which granted certain registration rights to Magellan as the holder of the Magellan Class A Shares. On January 20, 2023, the Company also entered into a Lock-Up Agreement with Magellan, which, subject to certain exceptions, prohibited Magellan from selling any Magellan Class A Shares for a 15-month period following closing. On April 6, 2023, Magellan sold the Magellan Class A Shares. In connection with this sale, the Company waived restrictions in the Lock-Up Agreement, and Lock-Up Agreement and Magellan’s rights with respect to the Magellan Class A Shares pursuant to the registration rights agreement terminated. Pursuant to the Magellan Purchase Agreement, Magellan is eligible to receive, subject to the satisfaction of certain metrics during calendar year 2023 (the “Earnout Period”), or upon the occurrence of certain events, additional consideration of up to $150,000,000 payable in cash and, at the Company’s election, up to 50% in shares of the Company’s Class A common stock. In addition, at closing of the NIA acquisition, Magellan and the Company’s newly acquired subsidiary entered into a transition services agreement, pursuant to which Magellan is providing customary transition services, and a software license agreement. The Company recorded approximately $7.6 million pursuant to the transition services agreement during the three months ended March 31, 2023. In addition, the Company has a series of ordinary course contractual customer relationships with Magellan and its affiliates, including

Evolent Health, Inc. Proxy Statement 2023	77

Certain Relationships and Related Party Transactions

Centene Corporation, pursuant to which the company received revenues of in excess of $120,000 in the three months ended March 31, 2023.

Indemnification of directors and officers

Our third amended and restated by-laws provide that we will indemnify and advance expenses to our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”). In addition, our second amended and restated certificate of incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty, except as otherwise prohibited under the DGCL.

We have entered into customary indemnification agreements with each of our directors and officers. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification and expense reimbursement, to the fullest extent permitted under the DGCL. Our indemnification agreements also require us to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the indemnification agreements are not exclusive.

Policies and procedures for related party transactions

Our Board has adopted a written policy for the review and approval or ratification of transactions involving related persons, which consist of directors, director nominees, executive officers, persons or entities known to the Company to be the beneficial owner of more than 5% of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons. Under authority delegated by the Board, the Audit Committee is responsible for applying the policy with the assistance of the General Counsel or his or her designee (if any). Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 since the beginning of the previous fiscal year; (ii) the Company is, will or may be expected to be a participant; and (iii) any related person has or will have a direct or indirect material interest.

The Audit Committee may take into account such factors it deems appropriate in its determination to approve a transaction, which may include:

•	The extent of the related person’s interest in the transaction;

•	Whether the transaction would interfere with the objectivity and independence of any related person’s judgment or conduct in fulfilling his or her duties and responsibilities to the Company;

•	Whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

•	Whether the transaction is in the best interests of the Company and its stockholders;

•	Whether the transaction is consistent with any conflict of interest policy set forth in the Company’s Standards of Business Conduct and other policies; and

•

Whether in connection with any transaction involving a non-employee director or nominee for director, such transaction would compromise such director’s status as: (i) an independent director under the NYSE listing standards or our corporate governance policy; (ii) an “outside director” under Code Section 162(m) or a “non-employee director” under Rule 16b-3 under the Exchange Act, if such director serves on the Compensation Committee; or (iii) an independent director under Rule 10A-3 of the Exchange Act and the NYSE listing standards, if such director serves on the Audit Committee.

The Audit Committee may impose such conditions or guidelines as it determines appropriate with respect to any related person transaction it approves, including, but not limited to:

•	Conditions relating to ongoing reporting to the Audit Committee and other internal reporting;

•	Limitations on the dollar amount of the transaction;

•	Limitations on the duration of the transaction or the Audit Committee’s approval of the transaction; and

•	Other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest.

78	Evolent Health, Inc. Proxy Statement 2023

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the Annual Meeting?

Holders of record of our Class A common stock at the close of business on April 14, 2023, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. If you are a holder of record of our Class A common stock as of the record date, you may vote the shares that you held on the record date even if you sell such shares after the record date. Each outstanding share as of the record date entitles its holder to cast one vote for each matter to be voted upon and, with respect to the election of directors, one vote for each director to be elected. Stockholders do not have the right to cumulate voting for the election of directors.

What is the purpose of the Annual Meeting?

At the Annual Meeting, you will be asked to vote on the following proposals:

Proposal 1:	Proposal 2:	Proposal 3:	Proposal 4:

the election of nine director nominees named in this proxy statement to serve on our Board;	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;	the approval of the compensation of our named executive officers for 2022 on an advisory basis (also referred to as the “say-on-pay” vote); and	the approval of the proposed amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan.
see Page 5	see Page 12	see Page 59	see Page 63

You also may be asked to consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

What constitutes a quorum?

The presence, in person (by virtual attendance) or by proxy, of holders of a majority of the total number of outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of any business at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum. As of April 14, 2023, the record date, there were 112,665,088 shares of our Class A common stock outstanding and entitled to vote.

Each share of Class A common stock outstanding on the record date is entitled to one vote on each matter properly submitted at the Annual Meeting and, with respect to the election of directors, one vote for each director to be elected. Abstentions and “broker non-votes” (i.e., shares represented at the meeting held by brokers, as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which, on a particular matter, the broker does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

Evolent Health, Inc. Proxy Statement 2023	79

Questions and Answers About the Annual Meeting

What vote is required to approve each proposal?

	Proposal	Stockholder Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes (1)

1	Election of Directors	Majority of votes cast	No effect	No effect
2	Ratification of the selection of Deloitte & Touche LLP as our independent public accounting Firm	Majority of votes cast	No effect	There will be no broker non-votes
3	Advisory vote to approve executive compensation (2)	Majority of votes cast	No effect	No effect
4	Approval of the Amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan	Majority of votes cast	No effect	No effect

(1)

A “broker non-vote” occurs when a broker holding shares for a street name holder submits a valid proxy but does not vote on a particular proposal because the broker has not received voting instructions from the stockholder for whom it is holding shares and does not have discretionary authority to vote on the matter. Brokers will only have discretionary authority to vote on Proposal 2, the ratification of the appointment of the independent registered public accounting firm. Broker non-votes will have no effect on Proposal 1 or 3 because broker non-votes are not considered a vote cast.

(2)

As an advisory vote, this proposal is not binding. However, the Board and its Human Resources and Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.

How do I attend and vote my shares at the Virtual Annual Meeting?

To attend and vote your shares during the virtual Annual Meeting, you will need to log-in to https://web.lumiagm.com/209916247 (password “evolent2023”) using, (i) for record holders, the control number on your proxy card or (ii) for holders who own shares in street name through brokers, the control number issued to you pursuant to the registration process described below.

If you attend the Annual Meeting, you may vote whether or not you previously have given a proxy, but your presence (without further action) at the Annual Meeting will not constitute revocation of a previously given proxy. Unless you have received a legal proxy to vote the shares, if you hold your shares through a bank, broker or other nominee, that is, in “street name,” only that bank, broker or other nominee can revoke your proxy on your behalf.

You may revoke a proxy for shares held by a bank, broker or other nominee by submitting new voting instructions to the bank, broker or other nominee or, if you have obtained a “legal proxy” from the bank, broker or other nominee giving you the right to vote the shares at the Annual Meeting, by attending the Annual Meeting and voting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 1, 2023. You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares at https://web.lumiagm.com/209916247 during the meeting. The password for the Annual Meeting is

80	Evolent Health, Inc. Proxy Statement 2023

Questions and Answers About the Annual Meeting

“evolent2023.” Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Can I change my vote after I submit my proxy card?

If you cast a vote by proxy, you may revoke it at any time before it is voted by:

•	filing a written notice revoking the proxy with our Secretary at our address;

•	properly submitting to us a proxy with a later date;

•	submitting a vote at a later time online before the closing of this voting facility at 11:59 p.m. EDT, June 7, 2023; or

•	voting at the Annual Meeting (see “How do I attend and vote my shares at the Virtual Annual Meeting” above).

Can I ask questions at the Virtual Annual Meeting?

Stockholders as of our record date who attend and participate in our virtual Annual Meeting at https://web.lumiagm.com/209916247 (password “evolent2023”) will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. To ask a question, stockholders must have available their control number provided on their proxy card, voting instruction form or Notice. Stockholders attending the virtual Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Who will count the votes?

We have retained American Stock Transfer & Trust Company, LLC to tabulate the votes for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will publish the final results of the voting in a Current Report on Form 8-K within four business days after the Annual Meeting.

How do I vote?

Voting at the Virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting should follow the instructions at https://web.lumiagm.com/209916247. The password for the Annual Meeting is “evolent2023.”

Voting by Proxy. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, access to our proxy materials via the Internet. In that case, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

•	Vote online. You can vote at www.voteproxy.com. To vote online, you must have the stockholder identification number provided in your proxy card.

•	Vote by regular mail. If you received printed materials and would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and voting instructions have been forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form for this purpose.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified in the next question and in accordance with the discretion of the person named on the proxy card with respect to any other

Evolent Health, Inc. Proxy Statement 2023	81

Questions and Answers About the Annual Meeting

matters that may be voted upon at the Annual Meeting or at any adjournment or postponement of the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the Annual Meeting.

How does the Board recommend that I vote on each of the proposals?

The Board recommends that you vote:

•	FOR Proposal 1: the election of nine director nominees named in this proxy statement to serve on our Board;

•	FOR Proposal 2: the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•	FOR Proposal 3: the approval of the compensation of our named executive officers for 2022 on an advisory basis (also referred to as the “say-on-pay” vote).

•	FOR Proposal 4: the approval the proposed amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan.

What other information should I review before voting?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including our consolidated financial statements for the fiscal year ended December 31, 2022, is being made available to you along with this proxy statement. You may obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which contains additional information about the Company, on our website at www.evolenthealth.com or by directing your request in writing to Evolent Health, Inc., 800 N. Glebe Road, Suite 500, Arlington, VA 22203, Attention: Investor Relations. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, however, is not part of the proxy solicitation materials, and the information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies personally or by telephone. No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, email or personal interviews.

Why didn’t I automatically receive a paper copy of the proxy statement, proxy card and annual report?

Pursuant to rules adopted by the SEC, we have elected to provide our stockholders access to our proxy materials via the Internet.

How can I receive electronic access to the proxy materials?

You may access our proxy materials over the Internet at http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx. The materials sent to you include instructions on how to request a printed set of the proxy materials by mail or an electronic set of materials by email. In addition, stockholders may request to receive future proxy materials in printed form, by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of the Annual Meeting. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive future proxy materials by email will remain in effect until you terminate it.

No person is authorized on our behalf to give any information or to make any representations with respect to the proposals other than the information and the representations contained in this proxy statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized.

82	Evolent Health, Inc. Proxy Statement 2023

OTHER MATTERS

Solicitation of Proxies

We will pay the cost of solicitation of proxies. Our directors, officers and employees may solicit proxies personally, by telephone, via the Internet or by mail without additional compensation for such activities. We also will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send a proxy statement to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

Stockholder Proposals

Proposals for Inclusion in our Proxy Materials

If any stockholder, in accordance with SEC Rule 14a-8, wishes to submit a proposal for inclusion in our proxy statement for our 2024 annual meeting of stockholders, the proposal must be received by our Secretary on or before the close of business on December 30, 2023. The proposal should be mailed by certified mail return receipt requested to our Secretary at Evolent Health, Inc., 800 N. Glebe Road, Suite 500, Arlington, VA 22203.

Nominations for Inclusion in our Proxy Materials (Proxy Access)

Under our proxy access by-law, a stockholder (or a group of up to 20 stockholders) owning three percent or more of our Class A common stock continuously for at least three years may nominate and include in our proxy statement candidates for the greater of two or 20% of our Board. Nominations must comply with the requirements and conditions of our proxy access by-law and applicable law, including delivering proper notice to us not less than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting, which means not earlier than January 10, 2024 nor later than February 9, 2024. If the date of the 2024 annual meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the preceding annual meeting, notice must be received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

Other Proposals and Nominations

Any stockholder who wishes to make a nomination or introduce an item of business, other than as described above, must comply with the procedures set forth in our by-laws and under applicable law, including delivering proper notice to us not less than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting, which means not earlier than January 10, 2024 nor later than February 9, 2024. If the date of the 2024 annual meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the preceding annual meeting, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the 10th day following the day on which Public Announcement of the date of such meeting is first made. In order for stockholders to give timely notice for nominations for directors for inclusion on a universal proxy card in connection with the 2024 annual meeting, notice must be submitted by the same deadline as specified under the advance notice provisions of our bylaws, and the stockholder must otherwise comply with Rule 14a-19(b) of the Exchange Act.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement, notice of internet availability and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address,

Evolent Health, Inc. Proxy Statement 2023	83

Other Matters

householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials in the future, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker, or notify us by writing to our Secretary at Evolent Health, Inc., 800 N. Glebe Road, Suite 500, Arlington, VA 22203, or via phone at 1-844-246-2928. If you share an address with another stockholder and have received only one set of this year’s proxy materials and you wish to receive a separate copy, please notify us by writing to our Secretary at Evolent Health, Inc., 800 N. Glebe Road, Suite 500, Arlington, VA 22203, or via phone at 1-844-246-2928 and we will deliver a separate copy to you promptly.

Other Matters

The Board does not know of any matters other than those described in this proxy statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of our Board of Directors,

Jonathan D. Weinberg

General Counsel and Secretary

Arlington, VA

April 28, 2023

84	Evolent Health, Inc. Proxy Statement 2023

APPENDIX A

USE OF NON-GAAP FINANCIAL METRICS

Adjusted EBITDA

Management uses Adjusted EBITDA as a supplemental performance measure because the removal of acquisition-related costs, severance or non-cash items (e.g. depreciation, amortization and stock-based compensation expenses) allows us to focus on operational performance. We believe that this measure is also useful to investors because it allows further insight into the period over period operational performance in a manner that is comparable to other organizations in our industry and in the market in general.

Adjusted EBITDA is defined as net loss attributable to common shareholders of Evolent Health, Inc. before interest income, interest expense, benefit for income taxes, depreciation and amortization expenses, adjusted to exclude change in the tax receivable agreement liability, loss on extinguishment/repayment of debt, net, gain from equity method investees, changes in fair value of contingent consideration, other income (expense), net, stock-based compensation expense, severance costs, amortization of contract cost assets, acquisition-related costs and loss from discontinued operations. The following table presents our reconciliation of Adjusted EBITDA to net loss attributable to common shareholders of Evolent Health, Inc. (unaudited, in thousands):

For the Year Ended December 31, 2022

Net loss attributable to common shareholders of Evolent Health, Inc.	$(19,164)

Less:
Interest income	1,369
Interest expense	(15,572)
Benefit for income taxes	43,376
Depreciation and amortization expenses	(67,195)
Change in tax receivable agreement liability	(45,950)
Loss on extinguishment/repayment of debt, net	(10,192)
Gain from equity method investees	4,569
Change in fair value of contingent consideration	23,522
Other income (expense), net	57
Stock-based compensation expense	(33,981)
Severance costs	(13,265)
Amortization of contract cost assets	(99)
Acquisition costs	(11,671)
Loss from discontinued operations	(463)
Adjusted EBITDA	$ 106,331

Total Lives on Platform

Total Lives on Platform are calculated by summing our Evolent Health Services Lives on Platform and our Clinical Solutions Lives on Platform.

Evolent Health, Inc. Proxy Statement 2023	A-1

APPENDIX B

AMENDMENT TO THE AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

This Amendment (this “Amendment”) to the Evolent Health, Inc. (the “Company”) Amended and Restated 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) on May 1, 2015 and was subsequently amended on June 13, 2018 and April 15, 2021, and shall become effective upon approval of the Amendment by the stockholders of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the 2015 Plan.

WHEREAS, the Company maintains the 2015 Plan for the benefit of its directors, employees, officers and consultants;

WHEREAS, pursuant to Section 7 of the 2015 Plan, the Board is authorized to amend the 2015 Plan, provided that any such amendment that increases the Plan Share Limit or the Plan ISO Limit may only be effective upon the approval of the stockholders of the Company; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the 2015 Plan to (i) increase the Plan Share Limit to 19,435,000 Shares and (ii) increase the Plan ISO Limit to 19,435,000 Shares.

NOW, THEREFORE, BE IT RESOLVED, effective upon approval by the stockholders of the Company at the 2023 annual meeting of stockholders, the 2015 Plan shall be amended as follows:

1.	Section 4(a)(i) of the 2015 Plan shall be deleted in its entirety and replaced with the following:

“(i) Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan, shall be equal to 19,435,000 (the “Plan Share Limit”).”

2.	The last sentence of Section 4(a)(ii) of the 2015 Plan shall be deleted in its entirety and replaced with the following:

“Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan, shall be equal to 19,435,000 (the “Plan ISO Limit”).”

3.	In all other respects, the 2015 Plan shall remain unchanged except as set forth in this Amendment.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the Company has executed the Amendment as of the date first written above.

Evolent Health, Inc., by

Name:
Title:

Evolent Health, Inc. Proxy Statement 2023	B-1

ANNUAL MEETING OF STOCKHOLDERS OF

EVOLENT HEALTH, INC.

June 8, 2023

GO GREEN

00033333333330330000 6 060823

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, custodian or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF EVOLENT HEALTH, INC. June 8, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and annual report are available at http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00033333333330330000 6 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” ALL NOMINEES IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x a) Craig Barbarosh b) Seth Blackley c) M. Bridget Duffy, MD d) Peter Grua e) Diane Holder f) Richard Jelinek g) Kim Keck h) Cheryl Scott i) Tunde Sotunde, MD 2. Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Proposal to approve the compensation of our named executive officers for 2022 on an advisory basis. 4. Proposal to approve an amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Note: Please sign Note: full Please title sign as such exactly . If the as signer your name is a corporation, or names appear please on sign this full Proxy corporate . When name shares by are duly held authorized jointly, each officer, holder giving should full title sign as. such When . Ifsigning signer as is a executor, partnership, administrator, please sign attorney, in partnership trustee, name custodian by authorized or guardian, person please . give

EVOLENT HEALTH, INC. Proxy for Annual Meeting of Stockholders on June 8, 2023 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Jonathan D. Weinberg and John P. Johnson, each or either of them, as proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated on the reverse side of this form and, in his discretion, to vote upon such other business as may properly come before such meeting, all shares of Common Stock of the undersigned in Evolent Health, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held on June 8, 2023 at 10:00 a.m., Eastern Time, via the internet at https://web.lumiagm.com/209916247 (password: evolent2023), and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

EVOLENT HEALTH, INC.

June 8, 2023

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

00033333333330330000 6 060823

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF EVOLENT HEALTH, INC. June 8, 2023 PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EDT, June 7, 2023. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING—The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/209916247 (password: evolent2023) and be sure to have available the control number. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and annual report are available at http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00033333333330330000 6 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” ALL NOMINEES IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x a) Craig Barbarosh b) Seth Blackley c) M. Bridget Duffy, MD d) Peter Grua e) Diane Holder f) Richard Jelinek g) Kim Keck h) Cheryl Scott i) Tunde Sotunde, MD 2. Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Proposal to approve the compensation of our named executive officers for 2022 on an advisory basis. 4. Proposal to approve an amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via This section must be completed for your vote to be counted. Date and Sign Below. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of EVOLENT HEALTH, INC. To Be Held On: June 8, 2023 at 10:00 a.m., Eastern Time at https://web.lumiagm.com/209916247 (password: evolent2023) COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 28, 2023. Please visit http://ir.evolenthealth.com/financial-info/annual-reports-and-proxy-statements/default.aspx, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/209916247 (password: evolent2023) and be sure to have available the control number. MAIL: You may request a card by following the instructions above. a) Craig Barbarosh b) Seth Blackley c) M. Bridget Duffy, MD d) Peter Grua e) Diane Holder f) Richard Jelinek g) Kim Keck h) Cheryl Scott i) Tunde Sotunde, MD 2. Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Proposal to approve the compensation of our named executive officers for 2022 on an advisory basis. 4. Proposal to approve an amendment to the Amended and Restated Evolent Please note that you cannot use this notice to vote by mail. Health, Inc. 2015 Omnibus Incentive Compensation Plan. The Board of Directors unanimously recommends you vote “For” all nominees in the election of Directors and “For” Proposals 2, 3 and 4.